SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO. _____________)

Filed by the Registrant                                                      [X]
Filed by a Party other than the Registrant                                   [_]

Check the appropriate box:
[X]   Preliminary Proxy Statement
[_]   Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[_]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                          Babson Enterprise Fund, Inc.
                         Babson Enterprise Fund II, Inc.
                             Babson Value Fund, Inc.
                     D.L. Babson Tax-Free Income Fund, Inc.
                             Shadow Stock Fund, Inc.
     -----------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
                                    (specify)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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      paid previously. Identify the previous filing by registration statement
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


                                                                [EFFECTIVE DATE]

Dear Shareholder:

As a shareholder in a Babson fund, you are being asked to vote on several important matters that would affect your fund. These matters will be considered at a special meeting of shareholders of your fund, which has been scheduled for March 15, 2004.

As part of a broader integration initiative, you are being asked to approve the reorganization of your fund as a separate series of the Tamarack Funds Trust. The reorganization would be accomplished through a Reorganization transaction that has been approved by your fund's Board. If you and your fellow shareholders approve the Reorganization, your fund would be reorganized as a Tamarack Fund on or about March 31, 2004. The Reorganization would consist of the transfer of all of the assets of your fund to the corresponding Tamarack Fund in exchange for Class S shares of the Tamarack Fund, the assumption by the Tamarack Fund of all liabilities of your fund, and the distribution of Tamarack Fund Class S shares to the accounts of the shareholders of your fund in complete liquidation of your fund. The total net asset value of your Class S shares in the Tamarack Fund would be the same as the total net asset value of your shares in your fund. Voyageur, the investment advisor to both your fund and the Tamarack Funds, is paying all of the ordinary costs of the Reorganization and the transaction is expected to qualify as a tax-free reorganization for federal income tax purposes.

David L. Babson will continue to act as sub-advisor to Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc. and Shadow Stock Fund, Inc. Voyageur's continuing relationship with David L. Babson is important to Voyageur and to you as a shareholder in these funds. Voyageur believes that the capabilities of David L. Babson's portfolio team in the equity value style is a complement to Voyageur's growth and fixed income expertise and provides a range of solid portfolio management skills for the shareholders of these funds.

You are also being asked to elect nine nominees to serve on the board of directors of your fund. In addition, you are being asked to approve the modification of your fund's fundamental investment polices/restrictions. Furthermore, shareholders of certain Babson funds are being asked to approve the reclassification as non-fundamental of certain investment policies/restrictions that are no longer legally required to be classified as fundamental. These changes are intended to streamline and make uniform the policies/restrictions applicable to all funds in order to promote ease of administration of the investment program of each fund and to modernize the investment limitations currently applicable to the funds. Furthermore, you are being asked to ratify the Board's selection of Deloitte & Touche LLP as the independent auditors of your fund for the current fiscal year.

The enclosed materials include detailed information about these five proposals. To assist you in understanding these proposals we have provided a Definitions of Key Terms page and a Questions and Answers section.

As a valued shareholder, your vote is very important. Please review the enclosed materials carefully. After reviewing the materials, please complete, date and sign the enclosed proxy card(s), and return it in the postage-paid, self-addressed envelope. Please be aware that if you hold shares in more than one account, you may receive more than one proxy package. Separate proxy cards are required for each account. If you would like to attend the shareholder meeting, you may vote your shares in person. If you expect to attend the meeting, please notify us in advance by calling [TELEPHONE NUMBER]. Alternatively, you may vote your shares by telephone by following the instructions on your proxy card(s). Because your vote is important, if we have not heard from you by [February 20, 2004], you may be contacted by [a representative of Voyageur or [SOLICITOR NAME]].

If you have any questions, please call your fund's toll-free number (800) 422-2766, and ask to speak with a representative, who will be happy to help you.

                                              Sincerely,



                                              Jennifer Lammers
                                              President
                                              Babson Funds

                            DEFINITIONS OF KEY TERMS
                         USED IN THE QUESTIONS & ANSWERS
                           AND LETTER TO SHAREHOLDERS


BOARD: The current board of directors of your fund. The members of the Board of your fund may change if shareholders of your fund approve the proposal described in the enclosed materials to elect a new board of directors. Shareholders of the other funds are being asked to elect the same new board of directors for their funds. The independent directors nominated to serve on the new boards of directors have been selected from among the independent directors currently serving on the boards of your fund and the other funds.

DAVID L. BABSON:           David L. Babson & Company Inc. is the registered
                           investment advisor that is currently serving as sub-advisor to your fund.

INTEGRATION INITIATIVE:    Voyageur's effort to integrate its financial services
                           operations by simplifying the existing lineup of funds and standardizing current investment operations. Specifically, this involves reducing the number of funds (by combining similar portfolios), closing under-performing portfolios, and simplifying administration by integrating the funds under a single legal entity and a single board of trustees. A final step is to rename all the funds with a common name, the Tamarack Funds. This renaming will allow the funds' distributor to provide improved marketing and sales support to the funds by focusing resources on supporting a single name in the marketplace.

PLAN: The Agreement and Plan of Reorganization under which your fund would be reorganized as a separate portfolio of the Tamarack Funds Trust.

REORGANIZATION:            The proposed reorganization of your fund as a
                           separate portfolio of the Tamarack Funds Trust, which would be accomplished through a reorganization transaction that would be carried out in accordance with the terms of the Plan.

TAMARACK FUNDS TRUST:      The new legal entity (a Delaware statutory trust)
                           under which Voyageur has proposed to integrate all the funds as separate portfolios of this trust.
                           Organizing as a Delaware statutory trust is a common legal structure for mutual fund companies. As mentioned above, the Tamarack Funds would become the new name for the funds if the Integration Initiative proposals are approved.

THE BABSON FUNDS:          The mutual funds involved in this Proxy Statement:
                           Babson Enterprise Fund, Inc., Babson Enterprise Fund
                           II, Inc., Babson Value Fund, Inc., D. L. Babson
                           Tax-Free Income Fund, Inc., and Shadow Stock Fund,
                           Inc.

THE FUNDS:                 The Babson Group of Funds, the Great Hall Funds, the
                           J&B Funds and the RBC Funds are a collection of twenty-two individual mutual funds and/or portfolios.
                           Voyageur serves as investment advisor to all of these funds and portfolios.

VOYAGEUR:                  Voyageur Asset Management Inc. is an SEC registered
                           investment advisor and subsidiary of RBC Dain
                           Rauscher Corporation, currently serving as advisor to your fund and all the funds. For over 20 years, Voyageur has provided equity, fixed income and balanced asset management services to clients throughout the U.S. and in Canada. Currently, Voyageur manages client assets totaling over $23 billion.

YOUR FUND:                 The Babson fund in which you currently hold shares.

                               IMPORTANT NEWS FOR
                            BABSON FUND SHAREHOLDERS

On May 1, 2003, Jones & Babson, Inc., was acquired by RBC Dain Rauscher Corporation. At the time of this acquisition, Jones & Babson, Inc. was the investment advisor and David L. Babson was the sub-advisor for your fund.

As a result of the acquisition, Jones & Babson, Inc. became an affiliate of Voyageur. Like Jones & Babson, Inc., Voyageur is also a subsidiary of RBC Dain Rauscher Corporation and a registered investment advisor. On December 31, 2003, for ease of administration, RBC Dain Rauscher Corporation consolidated the investment advisory activities of its two subsidiaries (Jones & Babson, Inc. and Voyageur) into a single entity, which continues to use the Voyageur name. Voyageur became the advisor to your fund at that time, while David L. Babson remained your fund's sub-advisor. This change did not impact the investment style or portfolio management of your fund.

You are being asked to consider several proposals to be voted upon at an upcoming shareholder meeting of your fund. A brief overview of these proposals and related matters is provided below. We suggest that you review the Definitions of Key Terms page before reading the information below. In addition, we encourage you to read the full text of the enclosed Proxy Statement before voting.

Q & A:  QUESTIONS AND ANSWERS

Q:            WHAT IS HAPPENING?

A: Voyageur, your fund's investment advisor, currently serves as the investment advisor for twenty-two individual mutual funds or portfolios. Among these twenty-two funds, there is some duplication of investment objectives and administrative requirements. Voyageur has undertaken an initiative to simplify the existing fund lineup and reduce the administrative burden of these overlapping requirements. Voyageur believes that this will allow your fund and all the funds for which it serves as investment advisor to be more efficiently administered. Voyageur also believes that combining certain funds with comparable investment objectives will either reduce shareholder expenses or maintain them at the current levels. Therefore, Voyageur has recommended, and the boards of directors/trustees of the funds have approved, certain changes, which include: (1) standardizing the fundamental investment policies/restrictions for the funds,
              (2) creating a single board of directors/trustees for the funds,
              (3) combining certain funds that have similar investment objectives, (4) liquidating certain funds that have not grown as quickly as originally anticipated and that are not expected to attract substantial assets in the future, and (5) simplifying the organizational structure for the funds by reorganizing all of the funds (other than those that are being liquidated or combined into other funds) into a single legal entity to be named the Tamarack Funds Trust.

              As part of this integration initiative, Voyageur has proposed, and your fund's Board has approved, the reorganization of your fund as a separate series of the Tamarack Funds Trust. This would be accomplished through the proposed Reorganization. Also as part of this integration initiative, your fund's Board has nominated nine individuals to serve on the Board. These same individuals are being nominated to serve on the boards of directors/trustees for each of the other funds so that a single, unitary board of directors/trustees would be elected for all of the funds. The independent directors/trustees nominated to serve on the unitary board have been selected from among the independent directors/trustees currently serving on the boards of the funds. In addition, as part of this initiative, your fund's Board is recommending that shareholders approve the modification of your fund's fundamental investment policies/restrictions and the reclassification of your fund's general investment policies as non-fundamental policies in order to streamline and make uniform the policies/restrictions applicable to all the funds. These modifications are intended to promote ease of administration of the investment program of each fund and to modernize the investment limitations currently applicable to each fund.

Q:            WHAT AM I BEING ASKED TO VOTE ON?

A:            You are asked to vote in favor of five proposals:

              Proposal 1:  The election of each of the nine individuals
                           nominated to serve on the Board of Directors of your fund;

              Proposal 2:  The approval of the Plan, which would result in your fund being reorganized as a separate series of the Tamarack Funds Trust through the Reorganization;

              Proposal 3:  The approval of the modification of your fund's fundamental investment policies/restrictions;

              Proposal 4:  The approval of the reclassification of your fund's general investment policies as non-fundamental policies; and

              Proposal 5:  The ratification of the selection of Deloitte &
                           Touche LLP as independent auditors of your fund.

Q:            HOW DOES MY FUND'S BOARD RECOMMEND THAT I VOTE?

A: After carefully considering the proposals, your fund's Board unanimously recommends that you vote FOR the nominees listed in Proposal 1 and FOR Proposals 2, 3, 4 and 5.

Q:            WHY HAS MY FUND'S BOARD RECOMMENDED THAT I VOTE IN FAVOR OF THE
              REORGANIZATION?

A: After carefully considering the Reorganization proposal, your fund's Board determined that it is advisable and in the best interests of your fund and its shareholders. In reaching this determination, the Board considered multiple factors, including:
              (1) Voyageur has informed the Board that it believes that by reorganizing your fund and the other funds as separate series of a single entity, the Tamarack Funds Trust, the funds should be able to realize greater operating efficiencies; (2) Voyageur has informed the Board that it believes that the proposed Delaware statutory trust form provides a cost efficient and flexible method of operating your fund for the benefit of its shareholders; (3) the terms of the current expense limitation agreement for your fund, which is in place through May 1, 2005, would continue to be applied to the corresponding Tamarack Fund; (4) your fund will not bear any ordinary costs of the Reorganization; (5) the investment objective of your fund will be identical to that of the corresponding Tamarack Fund, and the Tamarack Fund will be managed by the same personnel and, with a few exceptions that are the subject of Proposals 3 and 4, in accordance with the same investment strategies and techniques utilized in the management of your fund immediately prior to the Reorganization; (6) shareholders of your fund will continue to receive the same level of services currently provided by your fund; (7) the Reorganization is intended to be tax-free for federal income tax purposes; (8) shareholders' ownership interests will not be diluted as a result of the Reorganization; (9) Voyageur's resources, capabilities and experience with respect to its management of the Tamarack Fund corresponding to D.L. Babson Tax-Free Income Fund, Inc.; and (10) Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc. and Shadow Stock Fund, Inc.'s current investment advisor, Voyageur, and current sub-advisor, David L. Babson, will serve as investment advisor and sub-advisor, respectively, to the Tamarack Funds corresponding to Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc. and Shadow Stock Fund, Inc.

Q: WHEN WOULD THE REORGANIZATION OF MY FUND AS A SERIES OF THE TAMARACK FUNDS TRUST TAKE PLACE?

A: It is expected that the Reorganization would occur on March 31, 2004. You would receive notice of any material changes to this schedule.

Q:            WOULD THE REORGANIZATION AFFECT MY ACCOUNT VALUE?

A: The value of your fund account would not change as a result of the Reorganization. Shares of your fund would be exchanged for Class S shares of the corresponding Tamarack Fund in the Reorganization. The total value of the shares you hold will not be affected. The value of your investment would be the same immediately before and after the Reorganization.

Q:            WHO WOULD PAY FOR THE REORGANIZATION?

A: Voyageur has agreed to bear all ordinary costs and expenses of the Reorganization, and there are not expected to be any extraordinary costs or expenses. Any costs incurred by an individual shareholder, such as traveling to the shareholder meeting or seeking personal financial advice, would be the individual shareholder's responsibility.

Q:            WHY AM I BEING ASKED TO ELECT A NEW BOARD OF DIRECTORS FOR MY
              FUND?

A: You are being asked to vote in favor of this proposal in case the Reorganization is not approved. If the Reorganization is approved, the board of trustees of the Tamarack Funds Trust will oversee the operations of the Tamarack Funds. The composition of the board of trustees of the Tamarack Funds Trust would be the same as the board of directors you are being asked to approve for your fund.

              A mutual fund's board of directors/trustees represents shareholder interests and oversees the management and operations of the fund. As part of the broader integration initiative to simplify the existing fund lineup and standardize key elements of current investment operations, which is mentioned above, Voyageur has proposed the creation of a single board of directors/trustees for all of the funds managed by Voyageur. Your fund's Board of Directors has voted in favor of this proposal and has nominated nine individuals to serve on the unitary board. Information about each nominee is contained in the enclosed Proxy Statement. You are being asked to approve the election of each of these nine individuals to the Board. Your fund's Board believes that a unitary board of directors/trustees for all of the funds has the potential to increase efficiencies and enhance the effectiveness of governance.

Q: WHY AM I BEING ASKED TO APPROVE CHANGES TO MY FUND'S INVESTMENT POLICIES/RESTRICTIONS?

A: The proposed changes to your fund's fundamental investment policies/restrictions are intended to streamline and make uniform the policies/restrictions applicable to all of the funds in order to promote ease of administration of the investment program of each fund and to modernize the investment limitations currently applicable to each fund.

Q: WHY AM I BEING ASKED TO APPROVE THE RECLASSIFICATION OF MY FUND'S GENERAL INVESTMENT POLICIES AS NON-FUNDAMENTAL POLICIES?

A: Your fund's general investment policies are currently classified as matters of "fundamental" policy, which means that they cannot be modified by your fund's Board without a shareholder vote. The proposed reclassification of the general investment policies as non-fundamental policies will provide your fund's Board with the flexibility in the future to modify your fund's investment policies without the costs and delays associated with shareholder meetings. This flexibility will enable your fund's Board and management to respond more quickly to circumstances that warrant changes in the types of investments, strategies or approaches that are employed to seek the fund's investment objective. The reclassification would not affect your fund's investment objective, which will remain a fundamental policy.

Q:            WHERE CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THESE FIVE
              PROPOSALS?

A: The proposals are discussed in more detail in the enclosed Proxy Statement, which we encourage you to read. If you have any questions about the matters discussed in the enclosed materials or need assistance completing your proxy card(s), please call [PROXY SOLICITOR TELEPHONE NUMBER].

                          BABSON ENTERPRISE FUND, INC.
                         BABSON ENTERPRISE FUND II, INC.
                             BABSON VALUE FUND, INC.
                     D.L. BABSON TAX-FREE INCOME FUND, INC.
                             SHADOW STOCK FUND, INC.

                              60 SOUTH SIXTH STREET
                          MINNEAPOLIS, MINNESOTA 55402
                                 (800) 422-2766


                           ---------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 15, 2004

                           ---------------------------

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders ("Meeting") of Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., D. L. Babson Tax-Free Income Fund, Inc., and Shadow Stock Fund, Inc. (each a "Fund," and collectively the "Funds") will be held at the offices of RBC Dain Rauscher Corporation, 60 South Sixth Street, Minneapolis, Minnesota at 9:00 a.m. Central Time, for the following purposes:

PROPOSAL 1:       To approve the election of each of the nine individuals
                  nominated to serve on the Board of Directors of each Fund;

PROPOSAL 2:       To approve an Agreement and Plan of Reorganization, pursuant to which each Fund would be reorganized as a separate portfolio of the Tamarack Funds Trust, a newly-created
                  Delaware statutory trust;

PROPOSAL 3:       To approve the modification or reclassification as
                  non-fundamental of certain of the Funds' fundamental investment policies/restrictions in order to modernize such investment policies/restrictions and increase the Funds' investment flexibility;

PROPOSAL 4:       To approve the reclassification of each Funds' general
                  investment policies as non-fundamental policies; and

PROPOSAL 5:       To ratify the selection of Deloitte & Touche LLP as the
                  independent auditors of the Funds for the current fiscal year.

The attached Proxy Statement provides additional information about these proposals. Shareholders of record of a Fund as of the close of business on January 15, 2004 are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof. Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail, you may also vote by telephone, as follows:

               TO VOTE BY TELEPHONE:
              ==================================================
               (1) Read the Proxy Statement and have your
                   proxy card at hand.
               (2) Call the toll-free 1-[800/888] number
                   that appears on your proxy card.
               (3) Enter the control number set forth on the
                   proxy card and follow the instructions.
              --------------------------------------------------

We encourage you to vote by telephone using the control number that appears on your enclosed proxy card. Voting by telephone will reduce the time and costs associated with this proxy solicitation. Whichever method of voting you choose, please read the enclosed Proxy Statement carefully before you vote.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any adjournment as to a matter being voted on by shareholders of a Fund will require the affirmative vote of the holders of a majority of such Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

      PLEASE RESPOND -- WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID
                THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

                             YOUR VOTE IS IMPORTANT.


                                            By Order of the Boards of Directors,



                                            Laura Moret
[EFFECTIVE DATE]                            Secretary

                          BABSON ENTERPRISE FUND, INC.
                         BABSON ENTERPRISE FUND II, INC.
                             BABSON VALUE FUND, INC.
                     D. L. BABSON TAX-FREE INCOME FUND, INC.
                             SHADOW STOCK FUND, INC.

                           ---------------------------

                                 PROXY STATEMENT

                           ---------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 15, 2004

This document is a proxy statement (the "Proxy Statement"). This Proxy Statement is being furnished to shareholders of Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., D. L. Babson Tax-Free Income Fund, Inc. and Shadow Stock Fund, Inc. (each a "Fund," and collectively the "Funds") in connection with five proposals ("Proposals"). This Proxy Statement sets forth concisely the information that shareholders should know in order to evaluate the Proposals.

Voyageur Asset Management Inc. ("Voyageur") is the Funds' investment advisor. On May 1, 2003, Jones & Babson, Inc. ("J&B"), was acquired by RBC Dain Rauscher Corporation. At the time of this acquisition, J&B was the investment advisor and David L. Babson & Company Inc. ("David L. Babson") was the sub-advisor for the Funds. Subsequent to the acquisition, J&B became an affiliate of Voyageur. Like J&B, Voyageur is also a subsidiary of RBC Dain Rauscher Corporation and a registered investment advisor. On December 31, 2003, for ease of administration, RBC Dain Rauscher Corporation consolidated the investment advisory activities of its two subsidiaries (J&B and Voyageur) into a single entity, which continues to use the Voyageur name. Voyageur became the advisor to the Funds at that time, while David L. Babson remained the Funds' sub-advisor. In addition to the Funds, Voyageur currently serves as the investment advisor for each of the other funds constituting the Babson Group of Funds, Great Hall Investment Funds, Inc., J&B Funds and RBC Funds, Inc., a collection of twenty-two individual mutual funds and/or portfolios ("funds"). Voyageur has undertaken an initiative to integrate its financial services operations by simplifying the existing fund lineup and standardizing key elements of current investment operations (the "integration initiative").

Voyageur believes that this will allow the Funds and all the funds for which Voyageur serves as investment advisor to be more efficiently administered. Voyageur also believes that combining certain funds with comparable investment objectives will either reduce shareholder expenses or maintain them at the current levels. As part of this integration initiative, Voyageur has recommended, and the boards of directors/trustees of the applicable funds have approved, the following changes: (1) standardizing the fundamental investment policies/restrictions for the funds, (2) creating boards of directors/trustees for the funds with uniform members, (3) combining certain funds that have similar investment objectives and policies, (4) liquidating certain funds that have not grown as quickly as originally anticipated and that are not expected to attract substantial assets in the future, and (5) simplifying the organizational structure for the funds by reorganizing all of the funds (other than those which are being liquidated or combined into another fund) into portfolios (series) of a single legal entity to be named the Tamarack Funds Trust. The Tamarack Funds Trust would be organized as a Delaware statutory trust, a common form of organization for mutual funds, and would consist of seventeen separate portfolios. The funds would be referred to as the Tamarack Funds.

The following Proposals will be considered and acted upon at the Meeting:

        PROPOSAL                                                                         FUND(S) AFFECTED                 PAGE
===============================================================================================================================
1.      To approve the election of each of the nine individuals nominated to                ALL FUNDS                     [ ]
        serve on the Board of Directors of the Fund.

2.      To approve an Agreement and Plan of Reorganization, pursuant to which               ALL FUNDS                     [ ]
        each Fund would be reorganized as a separate portfolio of Tamarack Funds
        Trust, a newly-created Delaware statutory trust.

3.      To approve the modification/reclassification of certain fundamental                                               [ ]
        investment policies/restrictions

                Modification of policies that must remain fundamental:

        3.A     Diversification                                                             ALL FUNDS

        3.B     Borrowing                                                                   ALL FUNDS

        3.C     Senior Securities                                                           ALL FUNDS

        3.D     Underwriting Securities                                                     ALL FUNDS

        3.E     Real Estate                                                                 ALL FUNDS

        3.F     Making Loans                                                                ALL FUNDS

        3.G     Concentration of Investments                                                ALL FUNDS

        3.H     Commodities                                                                 ALL FUNDS

                Reclassification of certain fundamental investment policies/restrictions as non-fundamental:

        3.I     Investments for Control                                                     ALL FUNDS

        3.J     Investments in Other Investment Companies                                   ALL FUNDS

        3.K     Margin Activities and Short Selling                                         ALL FUNDS

        3.L     Unseasoned Companies                                                        ALL FUNDS

        3.M     Investments in Securities of Related Issuers                                ALL FUNDS

        3.N     Making Loans to Related Parties                                      BABSON ENTERPRISE FUND,
                                                                                   BABSON ENTERPRISE FUND II,
                                                                                        BABSON VALUE FUND,
                                                                                        SHADOW STOCK FUND

        3.O     Entering into Dealings with Related Parties                          BABSON ENTERPRISE FUND,
                                                                                   BABSON ENTERPRISE FUND II,
                                                                                        BABSON VALUE FUND,
                                                                                        SHADOW STOCK FUND

        3.P     Liability for Debt of Others                                         BABSON ENTERPRISE FUND,
                                                                                   BABSON ENTERPRISE FUND II,
                                                                                      BABSON VALUE FUND,
                                                                                      SHADOW STOCK FUND

        3.Q     Investments in Assessable or Unlimited Liability                    BABSON ENTERPRISE FUND,
                Securities                                                         BABSON ENTERPRISE FUND II,
                                                                                     BABSON VALUE FUND,
                                                                                      SHADOW STOCK FUND

        3.R     Pledging, Mortgaging and Hypothecating Fund Assets               D.L. BABSON TAX-FREE INCOME FUND

        3.S     Investments in Options                                           D.L. BABSON TAX-FREE INCOME FUND

        PROPOSAL                                                                       FUND(S) AFFECTED                   PAGE
===============================================================================================================================
        3.T     Investments in Equity Securities                                 D.L. BABSON TAX-FREE INCOME FUND

        3.U     Investments in Publicly Issued Debt Obligations.                 D.L. BABSON TAX-FREE INCOME FUND

4.      To approve the reclassification of the Funds' general investment                    ALL FUNDS                     [ ]
        policies as non-fundamental policies.

5.      To ratify the selection of Deloitte & Touche LLP as the                             ALL FUNDS                     [ ]
        independent auditors of the Funds for the current fiscal year.

The Board, on behalf of each Fund, is soliciting proxies from shareholders of the Funds for the special meeting of shareholders to be held on March 15, 2004, at the offices of RBC Dain Rauscher Corporation, 60 South Sixth Street, Minneapolis, Minnesota, at 9:00 a.m. Central Time, and at any and all adjournment(s) or postponement(s) thereof (the "Meeting"). This Proxy Statement, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about January 22, 2004, or as soon as practicable thereafter.

This Proxy Statement should be kept for future reference. The most recent annual report of each Fund, including financial statements, for the fiscal year ended June 30, 2003 has been mailed previously to shareholders. If you would like to receive additional copies of these shareholder reports free of charge, or copies of any subsequent shareholder report, please contact the appropriate Fund by writing to the address set forth on the first page of this proxy statement or by calling 800-422-2677. Shareholder reports will be sent by first class mail within three business days of the receipt of the request.

           THE BOARD OF DIRECTORS OF EACH FUND UNANIMOUSLY RECOMMENDS
          THAT SHAREHOLDERS VOTE FOR THE NOMINEES LISTED IN PROPOSAL 1
                        AND FOR PROPOSALS 2, 3, 4 AND 5.

                           ---------------------------

                             PROPOSAL 1 -- ALL FUNDS

                            ELECTION OF THE DIRECTORS

                           ---------------------------

The purpose of this proposal is to elect a Board of Directors for each Fund in case the Plan, as described in Proposal 2, is not approved by shareholders of each Fund. It is intended that the enclosed proxy will be voted for the election as Directors of each Fund of the nine nominees listed below ("Nominees"). Four of the Nominees named below are currently Directors of each Fund and each has served in that capacity since originally elected or appointed.

In order to create uniform boards of directors/trustees for all of the funds advised by Voyageur, the same Nominees are also being proposed for election to the boards of directors/trustees of the other funds involved in the proposed reorganization described below in Proposal 2 (the "Reorganization"). If the Reorganization takes place, the Nominees will be nominated to serve as the Trustees of the Tamarack Funds Trust. The Report of the Advisory Group on Best Practices for Fund Directors issued in 1999 by the Investment Company Institute recommends that mutual fund boards of directors generally be organized either as a unitary board for all the funds in a complex or as cluster boards for groups of funds within a complex, rather than as separate boards for each individual fund.

THE NOMINEES TO THE BOARD

Information about the Nominees, including their business addresses, ages and principal occupations during the past five years, and other current directorships of publicly traded companies or funds, are set forth in the table below. A Nominee is deemed to be "independent" to the extent the Nominee is not an "interested person" of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"). For purposes of this Proxy Statement, "Fund Complex" means: Babson Enterprise Fund, Inc.; Babson Enterprise Fund II, Inc.; Babson-Stewart Ivory International Fund, Inc.; Babson Value Fund, Inc.; David L. Babson Growth Fund, Inc.; the series of D.L. Babson Bond Trust; D.L. Babson Money Market Fund, Inc.; D.L. Babson Tax-Free Income Fund, Inc.; Shadow Stock Fund, Inc.; the series of RBC Funds, Inc.; the series of Great Hall Investment Funds, Inc.; the series of J&B Funds; and the series of Investors Mark Series Fund, Inc.

                                                                                                     NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                      IN FUND
                                              TERM OF OFFICE AND       PRINCIPAL OCCUPATION(S)       COMPLEX(2)         OTHER
                               POSITION(S)      LENGTH OF TIME                 DURING               OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS(1) AND AGE     WITH THE FUNDS         SERVED                  PAST 5 YEARS              NOMINEE      HELD BY NOMINEE
====================================================================================================================================
INDEPENDENT NOMINEES

T. Geron Bell                   Director      Indefinite(3);       President of Twins Sports,          25(9)             None
34 Kirby Puckett Place                        since May 1, 2003    Inc. (the parent company of
Minneapolis, Minnesota                                             Minnesota Twins and Victory
55415                                                              Sports) since November, 2002;
Age: 62                                                            prior thereto President of the
                                                                   Minnesota Twins Baseball Club
                                                                   Incorporated since 1987.

                                                                                                     NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                      IN FUND
                                              TERM OF OFFICE AND       PRINCIPAL OCCUPATION(S)       COMPLEX(2)         OTHER
                               POSITION(S)      LENGTH OF TIME                 DURING               OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS(1) AND AGE     WITH THE FUNDS         SERVED                  PAST 5 YEARS              NOMINEE      HELD BY NOMINEE
====================================================================================================================================
Ronald James                    Director      Indefinite(3);       President and Chief Executive       25(9)             None
Age: 52                                       since May 1, 2003    Officer, Center for Ethical
                                                                   Business Cultures since 2000;
                                                                   President and Chief Executive
                                                                   Officer of the Human Resources
                                                                   Group, a division of Ceridian
                                                                   Corporation, from 1996-1998.
                                                                   Ceridian Corporation is an
                                                                   information services company
                                                                   specializing in human resources
                                                                   outsourcing solutions.

H. David Rybolt                 Director      Indefinite(3);       Consultant, HDR Associates,         18(4)             None
6501 W. 66th Street                           twelve years of      (management consulting).
Overland Park, Kansas                         service as a
66202                                         Director
Age: 61

Jay H. Wein                     Director      Indefinite(3);       Independent investor and            25(9)             None
5305 Elmridge Circle                          since May 1, 2003    business consultant since 1989.
Excelsior, Minnesota
55331
Age: 71

Lucy Hancock Bode                Nominee      Indefinite(3)        Lobbyist.                            6(5)             None
2518 White Oak Road
Raleigh, North Carolina
27609
Age: 51

Leslie H. Garner, Jr.            Nominee      Indefinite(3)        President, Cornell College.          6(5)             None
600 First Street
West Mount Vernon, Iowa
52314-1098
Age: 53

John A. MacDonald                Nominee      Indefinite(3)        CIO, Hall Family Foundation.         1(6)             None
P.O. Box 419580
Mail Drop 323
Kansas City, Missouri
64141
Age: 54

James R. Seward                  Nominee      Indefinite(3)        Private Investor/Consultant,        10(7)      Director,
Age: 51                                                            2000 to present; Financial                     Syntroleum Corp.,
                                                                   Consultant, Seward & Company,                  Lab One, Inc.,
                                                                   LLC 1998-2000.                                 Concorde Career
                                                                                                                  Colleges.

                                                                                                     NUMBER OF
                                                                                                     PORTFOLIOS
                                                                                                      IN FUND
                                              TERM OF OFFICE AND       PRINCIPAL OCCUPATION(S)       COMPLEX(2)         OTHER
                               POSITION(S)      LENGTH OF TIME                 DURING               OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS(1) AND AGE     WITH THE FUNDS         SERVED                  PAST 5 YEARS              NOMINEE      HELD BY NOMINEE
====================================================================================================================================

INTERESTED NOMINEE

Michael T. Lee(8)                Nominee      Indefinite(3)        Chief Operating Officer and          None      Director, Royal
Age: 40                                                            Senior Vice President,                         Bank of Canada.
                                                                   Voyageur, 2003 to present;
                                                                   Senior Portfolio Manager,
                                                                   Voyageur, 2000 to present;
                                                                   Vice President, Senior
                                                                   Research Analyst and Equity
                                                                   Portfolio Manager, Voyageur,
                                                                   1999-2003.

----------
(1) Unless otherwise specified, the address of each Director/Nominee is 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402.

(2) The Tamarack Funds Trust consists of 17 "shell" series as of the date of this Proxy Statement. The Tamarack Funds Trust was formed solely for the purposes of completing the Reorganization. Accordingly, the series of the Tamarack Funds Trust have not been included in the totals in this column.

(3) The Director/Nominee may serve until his or her resignation, removal, or death, or until his or her successor is duly elected and qualified.

(4) Director/Trustee of each of the Babson Funds except Babson-Stewart Ivory International Fund, Inc. Director of Investors Mark Series Fund, Inc., which consists of nine series.

(5)  Director of RBC Funds, Inc., which consists of six series.

(6) Trustee of J&B Funds, which consists of a single series, J&B Small-Cap International Fund.

(7) Trustee of J&B Funds, which consists of a single series, J&B Small-Cap International Fund; also, Director, Investors Mark Series Fund, Inc., which consists of nine series.

(8) Mr. Lee is an "interested person" of the Funds as defined in the 1940 Act. He is an officer of Voyageur, the Funds' investment advisor.

(9) Director/Trustee of each of the Babson Funds. Director of Great Hall Investment Funds, Inc., which consists of five series. Director of Investors Mark Series Fund, Inc., which consists of nine series. Trustee of J&B Funds, which consists of a single series, J&B Small-Cap International Fund.

EXECUTIVE OFFICERS

Officers of each Fund are elected by the Board of Directors to oversee the day-to-day activities of each Fund. Information about the executive officers of each Fund, including their principal occupations during the past five years, are set forth in EXHIBIT B. Each of these officers are also officers and/or employees of Voyageur.

SHARE OWNERSHIP

As of [DATE], the Nominees, Directors and officers of each Fund beneficially owned as a group less than 1% of the outstanding shares of each Fund, except as follows:

              NAME                              AMOUNT AND NATURE OF
    OF BENEFICIAL OWNER/FUND               RECORD OR BENEFICIAL OWNERSHIP                PERCENT OF FUND
============================================================================================================
   [Insert executive officers,
 directors, nominees as needed]


The following table sets forth the aggregate dollar range of equity securities owned by each Nominee of each Fund and of all funds in the Fund Complex as of December 31, 2003. The information as to beneficial ownership is based on statements furnished by each Nominee.

                                                                              AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                SECURITIES IN ALL REGISTERED
                                                                              INVESTMENT COMPANIES OVERSEEN OR
                                                DOLLAR RANGE OF EQUITY       TO BE OVERSEEN BY DIRECTOR/NOMINEE
                                               SECURITIES IN THE FUNDS       IN FAMILY OF INVESTMENT COMPANIES
      ============================================================================================================
      INDEPENDENT NOMINEES

      T. GERON BELL                                                                       $[     ]
           [Name of Babson fund]                      $[     ]

      LUCY HANCOCK BODE                                                                   $[     ]
           [Name of Babson fund]                      $[     ]

      LESLIE H. GARNER, JR.                                                               $[     ]
           [Name of Babson fund]                      $[     ]

      RONALD JAMES                                                                        $[     ]
           [Name of Babson fund]                      $[     ]

      JOHN A. MACDONALD                                                                   $[     ]
           [Name of Babson fund]                      $[     ]

      H. DAVID RYBOLT                                                                     $[     ]
           [Name of Babson fund]                      $[     ]

      JAMES R. SEWARD                                                                     $[     ]
           [Name of Babson fund]                      $[     ]

      JAY H. WEIN                                                                         $[     ]
           [Name of Babson fund]                      $[     ]

      INTERESTED NOMINEE

      MICHAEL T. LEE                                                                      $[     ]
           [Name of Babson fund]                      $[     ]

All of the current Directors of the Funds are considered not to be "interested persons" of the Funds, as that term is defined in the 1940 Act ("Independent Directors"). During the fiscal year ended June 30, 2003, the Board of Directors met four times. It is expected that the Board will meet at least quarterly at regularly scheduled meetings.

COMPENSATION

The Independent Directors' fees, including travel and other expenses related to the Board meetings for the Funds, are paid for by the Funds. The Independent Directors also receive the following compensation from the Funds [ ]. Directors who are directors, officers or employees of Voyageur do not receive compensation from the Funds. Currently there are no Directors who are directors, officers or employees of Voyageur.

The following table summarizes the compensation paid to the Directors of the Funds, including committee fees, for the twelve-month period ended June 30, 2003.(1)

                                           PENSION OR
                                           RETIREMENT      ESTIMATED
                           AGGREGATE        BENEFITS         ANNUAL            TOTAL
                          COMPENSATION     ACCRUED AS       BENEFITS      COMPENSATION FOR
                            FOR THE      PART OF BABSON       UPON       FUND COMPLEX PAID
NAME OF DIRECTOR          BABSON FUND     FUND EXPENSES    RETIREMENT       TO DIRECTOR
============================================================================================
T. Geron Bell             $[        ]         None            None             $1,250
Sandra J. Hale            $[        ]         None            None             $1,250
Ronald James              $[        ]         None            None             $1,250
William H. Russell        $[        ]         None            None            $13,875
H. David Rybolt           $[        ]         None            None            $13,875
Jay H. Wein               $[        ]         None            None             $1,250

----------
(1) For the period ended May 1, 2003, the Independent Directors were paid a $4,000 annual retainer by the Funds if they served as a director on one to four funds in the Babson Group of Funds or a $7,000 annual retainer by the Funds if they served on five or more funds in the Babson Group of Funds. The Independent Directors also received from Voyageur out of its management fees a fee of $125 for each board meeting of each fund in the Babson Group of Funds attended.

To facilitate the creation of a unitary board of directors/trustees as part of the integration initiative discussed above, certain Independent Directors agreed not to stand for re-election. Independent Directors are not entitled to benefits under any pension or retirement plan. However, the Board determined that, particularly given the benefits that would accrue to the Funds from the creation of unitary boards of directors/trustees, it was appropriate to provide the two Independent Directors who are not standing for re-election a one-time benefit. Given that Voyageur will also benefit from the administrative efficiencies of unitary boards of directors/trustees, Voyageur has agreed to bear the costs of this one-time benefit.

The amount of the benefit being paid to Ms. Hale is $13,250 in the aggregate for all of the Babson Funds, the J&B Funds, and the Great Hall Funds for which she serves as an independent director/trustee. The amount of the benefit being paid to Mr. Russell is $4,250 in the aggregate for all of the Babson Funds for which he serves as an independent director/trustee.

STANDING COMMITTEES

Each Fund has a standing Audit Committee currently consisting of the Independent Directors. As set forth in its charter, the primary duties of each Fund's Audit Committee are:

     (1) in its capacity as a committee of the Board, to be directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditor (including resolution of disagreements between the auditor and Voyageur and/or the Funds' administrator regarding financial reporting);

     (2) to review information concerning the independence of the auditors, including (i) whether the auditors provide any consulting services to RBC affiliates, and (ii) all non-audit services provided by the auditor to the "investment company complex" (as defined in Rule 2-01(f)(14) of Regulation S-X) that were not pre-approved by the Audit Committee or its delegate(s), and to receive the auditors' specific representations as to their independence;

     (3) to meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for, procedures to be utilized, and scope of the annual audit and any special audits, including all critical accounting policies and practices to be used;
          (ii) to review in advance the staffing of the annual independent audit with the auditor and obtain a satisfactory representation from the auditor that such staffing complies with all applicable laws, regulations and rules regarding the rotation of audit partners; (iii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of audit(s); (iv) to discuss all alternative treatments within Generally Accepted Accounting Principles for policies and practices related to material items that have been discussed with Voyageur and/or the Funds' administrator, including:
          (1) ramifications of the use of such alternative disclosures and treatments, and (2) the treatment preferred by the auditor; (v) to discuss other material written communications between the outside auditor and Voyageur and/or the Funds' administrator, such as any management letter or schedule of unadjusted differences; (vi) to discuss the annual financial statements of the Funds and the auditors' views regarding significant accounting policies underlying the statements and their presentation to the public in the Annual Report and Form N-SAR; (vii) to consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and Voyageur and/or the Fund's administrator's responses thereto; and (viii) to review with the auditors the form of opinion the auditors propose to render to the Board and shareholders;

     (4) to investigate any reports from Fund officers regarding (i) significant deficiencies in the internal controls that could adversely affect the Funds' ability to record, process, summarize, and report financial data and any material weaknesses in the Funds' internal controls; and (ii) any fraud, whether or not material, that involves Voyageur and/or the Funds' administrator or other employees who play a significant role in the Funds' internal controls;

     (5) to consider the effect upon the Funds of any changes in accounting principles or practices proposed by Voyageur and/or the Funds' administrator or the auditors;

     (6) to review the fees charged by the independent auditors for audit and non-audit services;

     (7) to investigate improprieties or suspected improprieties in Fund financial and accounting operations that are called to their attention;

     (8) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

     (9) to pre-approve, and/or delegate the authority to pre-approve, audit and permissible non-audit services.

The Audit Committee met three times during the fiscal year ended June 30, 2003. No Director attended less than 75% of the Board meetings, including committee meetings.

As described above, the integration initiative includes proposals to create a single board of directors/trustees for the funds. As part of this initiative, the Board has nominated nine individuals to serve on the board of directors of the Funds. These same individuals are being nominated to serve on the boards of directors/trustees for each of the other funds so that a single, unitary board of directors/trustees would be elected for all of the funds.

The eight independent directors/trustees nominated to serve on the single, unitary board have been selected from among the independent directors/trustees currently serving on the boards of the funds. In this connection, the independent directors/trustees of the existing boards of the funds determined to create an ad hoc board consolidation committee (the "Committee") of four independent directors/trustees. An independent board member from each of the four fund families was selected to serve on the Committee. The Committee was assigned the responsibility of evaluating each existing board member's professional background and work experience, professional competencies, time availability and commitment, and overall past contribution to the board of an existing fund within the fund complex. The Committee was also responsible for developing recommendations for the size and actual membership of the new board. Among the core professional competencies and abilities that the Committee considered relevant in making its recommendations on board membership were a person's investment background, accounting/finance background, academic/theoretical background, marketing perspective, technology/systems background, leadership abilities, business acumen and entrepreneurial talent. In addition, the Committee took into account the age distribution, diversity and impact of regulatory requirements in its recommendations on the composition of the new board.

Based on the recommendations of the Committee, the independent directors/trustees of each of the funds' boards determined to fix the number of board members at nine, eight of whom would be independent board members and one of whom would be an inside board member. Each of the boards also approved the Committee's recommendations on the eight independent board member nominees and management's recommendation on the inside board member nominee.

The Committee does not have a charter. The Funds do not have a stated policy with regard to the consideration of board candidates nominated by shareholders. As part of the creation of the new Tamarack Funds Trust, which is being proposed as part of the integration initiative described above, it is expected that the Trust's board of trustees will establish various committees as part of the organization process for the Trust. As part of that process, the board of trustees will determine whether to establish a formal nominating committee, prepare a written charter for the committee, include a formal policy on consideration of shareholder nominations to serve on the board of trustees, define the material elements that would be included in any such policy, identify the process to be followed by such committee in identifying and evaluating nominees (including those recommended by shareholders), specify minimum qualifications for any committee-recommended nominees, including any specific qualities or skills, and establish a process for shareholders to send communications to the board of trustees.

                                      * * *

SHAREHOLDER APPROVAL: Election of the Nominees to the Board of Directors of each Fund must be approved by a plurality of the votes cast in person or by proxy at the Meeting.

      THE BOARD OF DIRECTORS OF EACH FUND UNANIMOUSLY RECOMMENDS A VOTE FOR
        APPROVAL OF THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF
                             DIRECTORS OF SUCH FUND.

                           ---------------------------

                             PROPOSAL 2 -- ALL FUNDS

                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                           ---------------------------

At a meeting of each Board held on November 24, 2003, each Board approved on behalf of each Fund an Agreement and Plan of Reorganization ("Plan") substantially in the form attached to this Proxy Statement as EXHIBIT A. Fund shareholders are now being asked to approve the Plan. If shareholders of a Fund approve the proposal, the Directors and officers of such Fund will execute and implement the Plan on behalf of such Fund. If approved, the Reorganization is expected to take effect on or about March 31, 2004 ("Closing Date"), although that date may be adjusted in accordance with the Plan.

OVERVIEW OF THE PROPOSAL

Shareholders of each Fund are asked to consider the proposed Plan for their Fund, which contemplates:

     o the transfer of all of the assets of the Fund to the corresponding Tamarack Fund and the assumption by the corresponding Tamarack Fund of all of the liabilities of the Fund in exchange for Class S shares of the corresponding Tamarack Fund having an aggregate net asset value equal to the transferred net assets of the Fund;

     o the distribution to each shareholder of the Fund of the same number of Class S shares of the corresponding Tamarack Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Fund held by that shareholder on the Closing Date; and

     o    the subsequent complete liquidation of the Fund.

The following table presents the name of the Tamarack Fund corresponding to each Fund.

          BABSON FUND                                CORRESPONDING TAMARACK FUND
          =============================================================================
          Babson Enterprise Fund, Inc.               Tamarack Enterprise Fund

          Babson Enterprise Fund II, Inc.            Tamarack Enterprise Small Cap Fund

          Babson Value Fund, Inc.                    Tamarack Value Fund

          D.L. Babson Tax-Free Income Fund, Inc.     Tamarack Tax-Free Income Fund

          Babson Shadow Stock Fund, Inc.             Tamarack Microcap Value Fund

For a more detailed discussion of the terms of the Plan, please refer to "Additional Information About the Plan," below.

Prior to Class S shares of the Tamarack Funds being distributed to the Funds' shareholders, the Funds, as shareholders of the Tamarack Funds Trust, will be asked to vote on certain issues regarding the organization of the Tamarack Funds Trust. A Fund will vote in favor of such matters regarding the organization of the Tamarack Funds Trust only to the extent that the shareholders of that Fund have voted in favor of the proposed Reorganization. Thus, shareholders of the Funds, in approving the proposed Reorganization, will also, in effect, be approving the following matters with respect to the Tamarack Funds Trust:

     o    Election of the nine Trustees described in Proposal 1;

     o Approval of investment advisory agreements with Voyageur, which will be substantially similar to the investment advisory agreements currently in place with respect to the Funds, except as noted below;

     o Approval of an investment sub-advisory agreement between Voyageur and David L. Babson with respect to Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., and Shadow Stock Fund, Inc., which will be substantially identical to the investment sub-advisory agreements currently in place between Voyageur and David
          L. Babson with respect to such Funds, except as noted below; and

     o Approval of the liquidation and dissolution of each Fund, to the extent such approval is required.

Shareholders of the Funds are not being asked to vote separately on these issues. More information on each of these items is discussed below under "Matters on Which the Tamarack Funds Will Vote."

BOARD CONSIDERATION OF THE PLAN

The primary purposes of the proposed Reorganization are to seek future economies of scale and to eliminate certain costs associated with operating eight different business entities--Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., D. L. Babson Tax-Free Income Fund, Inc., Shadow Stock Fund, Inc., RBC Funds, Inc., J&B Funds and Great Hall Investment Funds, Inc.--in three different states. In unanimously approving the Reorganization, the Directors of each Fund determined that the proposed Reorganization would be in the best interests of the applicable Fund and its shareholders and that the ownership interests of such Fund's shareholders would not be diluted as a result of the Reorganization. Key factors considered by the Board are summarized below:

     o Voyageur has informed the Directors that it believes that by reorganizing each Fund and the other funds advised by Voyageur as separate series of a single entity, the Tamarack Funds Trust, the funds should be able to realize greater operating efficiencies.

     o Voyageur has informed the Directors that it believes that the proposed Delaware statutory trust form provides a cost efficient and flexible method of operating the Funds for the benefit of Fund shareholders. In recent years, many mutual funds have reorganized as Delaware statutory trusts.

     o The terms of the current expense limitation agreement for each Fund, which is in place through May 1, 2005, would continue to be applied to the corresponding Tamarack Fund.

     o    The Funds will not bear any ordinary costs of the Reorganization.

     o The investment objective of each Fund will be identical to that of the corresponding Tamarack Fund, and the Tamarack Fund will be managed by the same personnel and, with a few exceptions that are the subject of Proposals 3 and 4, in accordance with the same investment strategies and techniques utilized in the management of the Fund immediately prior to the Reorganization.

     o Shareholders of each Fund will continue to receive the same level of services currently provided by each Fund.

     o Each Reorganization is intended to be tax-free for federal income tax purposes.

     o Shareholders' ownership interests will not be diluted as a result of the applicable Reorganization.

     o The Directors considered Voyageur's resources, capabilities and experience with respect to its management of the Tamarack Fund corresponding to D.L. Babson Tax-Free Income Fund, Inc.

     o The Directors considered that Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc. and Shadow Stock Fund, Inc.'s current investment advisor, Voyageur, and current sub-advisor, David L. Babson, will serve as investment advisor and sub-advisor, respectively, to the Tamarack Funds corresponding to Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc. and Shadow Stock Fund, Inc.

EFFECTS OF THE REORGANIZATION ON THE FUNDS AND THEIR SHAREHOLDERS

Immediately after the Reorganization, shareholders of each Fund will own Class S shares of the corresponding Tamarack Fund that are equal in number and in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization (the "Closing"). For example, a shareholder who owns 100 Class S shares of a Fund immediately prior to the Closing would own, immediately after the Closing, 100 Class S shares of the corresponding Tamarack Fund having the same net asset value as those 100 Class S shares of the Fund held immediately prior to the Closing.

The Tamarack Funds corresponding to the Funds will have Class A, B, C, R and S shares. Class A shares are not subject to any sales charge (load); they are subject to annual distribution and shareholder servicing fees of up to 0.50%. Class B shares are closed to new investors. [Class C shares are subject to a deferred sales charge (load) of [ ]% and annual distribution and shareholder servicing fees of up to [ ]%.] Class R shares will only be available to participants in certain retirement plans. Class S shares are not subject to any sales charge (load) or Rule 12b-1 distribution or service fees. Class S shares will be closed to new investors as of March 31, 2004. Class S shares will be open only to investment by shareholders who owned shares of Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc., Shadow Stock Fund, Inc., David L. Babson Growth Fund, Inc., D.L. Babson Money Market Fund, Inc., the series of D.L. Babson Bond Trust or J&B Small-Cap International Fund immediately prior to the Closing.

As a result of the Reorganization, shareholders of the Funds, which are Maryland corporations, will become Class S shareholders of the Tamarack Funds, each of which is a series of a Delaware statutory trust. For a comparison of certain attributes of these entities that may affect shareholders of the Funds, please see "Comparison of Each Fund and the Tamarack Funds Trust" below.

THE REORGANIZATION WILL NOT RESULT IN ANY CHANGE IN THE INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES OR INVESTMENT ADVISOR OF ANY OF THE FUNDS. IF PROPOSALS 3 OR 4 ARE APPROVED, WHETHER OR NOT THIS REORGANIZATION PROPOSAL IS APPROVED, CERTAIN CHANGES MAY BE MADE TO CURRENT INVESTMENT RESTRICTIONS OR POLICIES OF THE FUNDS, AS FURTHER DESCRIBED IN THOSE PROPOSALS. FOLLOWING THE REORGANIZATION, DAVID L. BABSON WILL SERVE AS THE SUB-ADVISOR TO THE TAMARACK FUNDS CORRESPONDING TO BABSON ENTERPRISE FUND, INC., BABSON ENTERPRISE FUND II, INC., BABSON VALUE FUND, INC. AND SHADOW STOCK FUND, INC. EACH TAMARACK FUND WILL OFFER THE SAME SHAREHOLDER SERVICES AS ITS CORRESPONDING FUND.

NO SALES LOAD, COMMISSION OR OTHER TRANSACTIONAL FEE IN CONNECTION WITH THE REORGANIZATION

The full value of your shares of a Fund will be exchanged for Class S shares of the corresponding Tamarack Fund without any sales load, commission or other transactional fee being imposed.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

As a condition to each Fund's obligation to consummate the Reorganization, the Fund and the Tamarack Fund will receive an opinion from legal counsel to the Funds to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended ("Code"), current administrative rules and court decisions, the transactions contemplated by the Plan constitute a tax-free reorganization for federal income tax purposes.

EXPENSES RELATED TO THE REORGANIZATION

Voyageur, the Funds' investment advisor, will bear all ordinary expenses associated with the Reorganization, other than any expenses individually incurred by shareholders. No extraordinary expenses are expected.

                      ADDITIONAL INFORMATION ABOUT THE PLAN

SUMMARY OF TERMS

The following is a summary of the Plan. This summary is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, which is attached as EXHIBIT A.

As stated above, with respect to each Fund and its corresponding Tamarack Fund, the Plan provides that all of the assets of the Fund will be transferred to the Tamarack Fund, which will assume all of the Fund's liabilities. Fund shareholders will receive that number of full and fractional Class S shares of the Tamarack Fund which is equivalent in number and value to the shares of the Fund held as of the close of business on the Closing Date. Immediately following the Reorganization, shareholders of the Fund will be shareholders of its corresponding Tamarack Fund, and the Tamarack Fund will have no other shareholders. The Fund's shareholders will not pay a sales charge, commission or other transaction costs in connection with their receipt of shares of the Tamarack Fund.

With respect to each Fund, the Plan must be approved separately by shareholders of that Fund. In the event that shareholders of a particular Fund do not approve the Reorganization of that Fund with and into the corresponding Tamarack Fund, the Plan will continue to remain in full force and effect with respect to any reorganization transactions approved by the shareholders of the other Funds. Moreover, the Plan provides that the benefits and obligations attendant to the Reorganization are severable with respect to each Fund and the corresponding Tamarack Fund.

Each Reorganization is subject to a number of conditions, including the following: (1) approval of the Plan and the transactions contemplated thereby as described in this Proxy Statement by the shareholders of the Fund; (2) the receipt of certain legal opinions described in the Plan; (3) the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Plan and other matters; and (4) the parties' performance in all material respects of their agreements and undertakings in the Plan. For a complete description of the terms and conditions of the Reorganization, please refer to the Plan in EXHIBIT A.

If the shareholders approve the Plan and the various other conditions required for the Closing are satisfied, the Closing is expected to occur on or about March 31, 2004, or such other date as is agreed to by the Funds, on the basis of values calculated as of the close of regular trading on the New York Stock Exchange as of the close of business on the Closing Date.

The Plan may be terminated (i) by the mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before July 15, 2004, unless such date is extended by mutual agreement of the parties, (iii) by either party if the other party shall have materially breached its obligations under the Plan or made a material and intentional misrepresentation in the Plan or in connection with the Plan, or (iv) at any time prior to the Closing Date if circumstances should develop that, in the opinion of the Board or the board of trustees of the Tamarack Fund make proceeding with the Reorganization inadvisable with respect to the Fund or the Tamarack Fund, respectively. The Plan may also be amended by mutual agreement of the parties in writing. However, no amendment may be made following the shareholder meeting if such amendment would have the effect of changing the provisions for determining the number of shares of the

Tamarack Fund to be issued to the Fund under the Plan to the detriment of the Fund's shareholders without their approval.

TAX CONSIDERATIONS

It is anticipated that each Reorganization will be a tax-free reorganization within the meaning of Section 368(a) of the Code. With respect to each Reorganization, the Fund and its corresponding Tamarack Fund will receive an opinion from Dechert LLP substantially to the effect that, based on certain facts, assumptions and representations, for federal income tax purposes: (1) the Reorganization will constitute a "reorganization" within the meaning of Code
Section 368(a); (2) the shareholders will recognize no gain or loss on their receipt of voting shares of the Tamarack Fund in exchange for their voting shares of the Fund pursuant to the Reorganization; (3) the Fund will not recognize gain or loss on the transfer of all of its assets to the Tamarack Fund solely in exchange for voting shares of the Tamarack Fund and the assumption by the Tamarack Fund of the Fund's liabilities pursuant to the Reorganization; (4) the Fund will not recognize gain or loss on its distribution of voting shares of the Tamarack Fund to its shareholders pursuant to the liquidation of the Fund;
(5) the Tamarack Fund will not recognize gain or loss on its acquisition of all of the assets of the Fund solely in exchange for voting shares of the Tamarack Fund and the assumption by the Tamarack Fund of the Fund's liabilities; (6) the tax basis of the voting shares of the Tamarack Fund received by each of the Fund's shareholders pursuant to the Reorganization will equal the tax basis of the voting shares of the Fund surrendered in exchange therefor; (7) the holding period of the voting shares of the Tamarack Fund received by each of the shareholders pursuant to the Reorganization will include the period that the shareholder held the voting shares of the Fund exchanged therefor, provided that the shareholder held such shares as capital assets on the date of the Reorganization; (8) the Tamarack Fund's basis in the assets of the Fund received pursuant to the Reorganization will equal the Fund's basis in the assets immediately before the Reorganization; and (9) the Tamarack Fund's holding period in the Fund's assets received pursuant to the Reorganization will include the period during which the Fund held the assets. No opinion will be expressed by Dechert LLP, however, as to whether any gain or loss will be recognized by any Fund or Tamarack Fund in connection with any disposition of assets by the Fund or the Tamarack Fund prior to or following the Reorganization.

Shareholders of the Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances and, since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

              COMPARISON OF EACH FUND AND THE TAMARACK FUNDS TRUST

Each Fund is a Maryland corporation governed by its Articles of Incorporation, By-Laws and Board of Directors. The Tamarack Funds Trust is a Delaware statutory trust governed by its Agreement and Declaration of Trust, By-Laws and Board of Trustees. The operations of the Tamarack Funds Trust and each Fund are also governed by applicable state and Federal law.

Certain differences and similarities between the Tamarack Funds Trust and each Fund are summarized below, although this is not a complete list of comparisons. Shareholders should refer to the provisions of these governing documents and the relevant state law directly for a more thorough comparison. Copies of these governing documents are available to shareholders without charge upon written request.

Under the Agreement and Declaration of Trust and By-Laws of the Tamarack Funds Trust, the Trustees of the Tamarack Funds Trust will have more flexibility than Directors of each Fund and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act. The increased flexibility may allow the Trustees of the Tamarack Funds Trust to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Tamarack Funds Trust to operate in a more efficient and economical manner. Delaware law also promotes ease of administration by permitting the

Board of the Tamarack Funds Trust to take certain actions, for example, establishing new investment series of the Tamarack Funds Trust, without filing additional documentation with the state and incurring the additional preparation time and costs.

Importantly, the Trustees of the Tamarack Funds Trust will effectively have the same fiduciary obligations to act with due care and in the interest of the Tamarack Funds and their shareholders as do the Directors with respect to the Funds and their shareholders.

For more detailed information, please refer to the comparison of the Tamarack Funds Trust and each Fund in EXHIBIT C to this Proxy Statement.

                  MATTERS ON WHICH THE TAMARACK FUNDS WILL VOTE

As noted above, in approving the Plan, shareholders of each Fund will also be authorizing that Fund to vote on various actions regarding the corresponding Tamarack Funds and the Tamarack Funds Trust. Fund shareholders are not being asked to vote separately on these actions. One of these actions will be to approve the election of Trustees of the Tamarack Funds Trust. The nominees for election will be the same Nominees elected under Proposal 1 at the Meeting. In addition, each Fund, while it is the sole shareholder of the corresponding Tamarack Fund, will approve a new investment advisory agreement with Voyageur. The new investment advisory agreement will be substantially similar to the current investment advisory agreement for such Fund, except as noted in EXHIBIT D to this Proxy Statement. Furthermore, while each of Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., and Shadow Stock Fund, Inc. is the sole shareholder of the corresponding Tamarack Fund, each Fund will approve a new sub-advisory agreement between Voyageur and David L. Babson with respect to such Fund. The new sub-advisory agreement for each Fund will be substantially identical to the sub-advisory agreement currently in effect for such Fund. For information about the new investment advisory agreements and the new sub-advisory agreements, please refer to EXHIBIT D to this Proxy Statement. Shareholders of each Fund approving of the Reorganization will also be approving the liquidation and dissolution of that Fund.

INVESTMENT ADVISOR

Voyageur is a wholly-owned subsidiary of RBC Dain Rauscher Corporation, which maintains its offices at Dain Bosworth Plaza, 60 South Sixth Street, Minneapolis, Minnesota 55402. RBC Dain Rauscher Corporation is a wholly-owned subsidiary of Royal Bank of Canada ("RBC"), which maintains its offices at 200 Bay Street, Toronto, Ontario, Canada M5J 2J5 A6 00000. RBC is a diversified financial services company that provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, online banking and transaction processing on a global basis. As of October 31, 2003, RBC employs approximately 60,000 people who serve approximately 12 million personal, business and public sector customers in North America and in some 30 countries around the world.

Voyageur has been registered with the Securities and Exchange Commission ("SEC") as an investment advisor since 1983, and has been a portfolio manager of publicly-offered mutual funds since 1986. Voyageur maintains its offices at 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402. Voyageur employs an experienced staff of professional investment analysts, portfolio managers and traders, and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities.

On December 31, 2003, Voyageur succeeded to its affiliate, Jones & Babson, Inc. ("J&B"), as investment advisor to each Fund. Following the Reorganization, Voyageur will serve as investment advisor to each of the Tamarack Funds.

Voyageur was formed in 1983 and currently provides investment advisory and administrative services to Great Hall Investment Funds, Inc., a series company that currently consists of five separately managed money market portfolios; RBC Funds, Inc., a series company that currently consists of six separately managed equity and fixed income portfolios; and J&B Funds, a series company that currently consists of a single equity portfolio. The portfolios of Great Hall Investment Funds, Inc. serve principally as money market sweep vehicles for brokerage customers of RBC Dain Rauscher Inc. Voyageur also provides fixed income, equity and balanced portfolio management services to a variety of wrap programs, insurance company separate accounts, and private account clients, including individuals, public entities, Taft-Hartley plans, corporations, private nonprofits, foundations, endowments and healthcare organizations. As of October 31, 2003, Voyageur had approximately $23 billion in assets under management, approximately $10.7 billion of which was represented by the net assets of Great Hall Investment Funds, Inc., $317 million of which was represented by the net assets of RBC Funds, Inc., $1.2 billion of which was represented by the net assets of the Babson Funds, and $12 million of which was represented by the net assets of J&B Funds.

EXHIBIT E to this Proxy Statement sets forth the amount of fees paid by the Funds to Voyageur under the current investment advisory agreements during the most recently completed fiscal years. The Funds' advisory fees are subject to reduction pursuant to an Expense Limitation Agreement to maintain each Fund's total expenses at those rates that were in effect on May 1, 2003 until May 1, 2005. EXHIBIT E also sets forth information concerning the amount and purpose of payments made by each Fund to Voyageur or any affiliated person of Voyageur for services provided to the Funds (other than under the current investment advisory agreements or for brokerage commissions) during the most recently completed fiscal years.

EXHIBIT F to this Proxy Statement sets forth information regarding other registered investment companies with investment objectives similar to the Funds for which Voyageur acts as investment advisor, including the rate of Voyageur's compensation.

EXHIBIT G to this Proxy Statement sets forth information regarding the principal executive officer and directors of Voyageur.

INVESTMENT SUB-ADVISOR

Voyageur employs at its own expense David L. Babson to serve as investment sub-advisor for each Fund. Founded in 1940, David L. Babson, an SEC registered investment advisor, provides investment advisory services to a substantial number of institutional and other investors, including other registered investment companies. Its principal locations are One Memorial Drive, Cambridge, Massachusetts 02142, and 1500 Main Street, Springfield, Massachusetts 01115. Lance F. James has been the manager of Babson Enterprise Fund II, Inc. since its inception in 1991 and manager of Babson Enterprise Fund, Inc. since 1999. He joined David L. Babson in 1986. Lorene K. Heebner, who is a CFA Charterholder, acts as co-manager for Babson Enterprise Fund, Inc. Ms. Heebner joined David L. Babson in 1987. Anthony M. Maramarco is a CFA Charterholder, and he has been the manager of Babson Value Fund, Inc. and Shadow Stock Fund, Inc. since 1999. He joined David L. Babson in 1996 and has over 19 years investment management experience. Mr. Maramarco was previously at Concert Capital Management, Inc., an investment advisory firm, from 1993 to 1996. A team of investment professionals is primarily responsible for the day-to-day management of D.L. Babson Tax-Free Income Fund, Inc. David L. Babson is a wholly owned subsidiary of DLB Acquisition Corporation, an indirect, majority-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), which is headquartered in Springfield, Massachusetts. MassMutual is an insurance organization founded in 1851 and is considered to be a controlling person of David L. Babson under the 1940 Act. Following the Reorganization, David L. Babson will serve as sub-advisor to the Tamarack Funds corresponding to Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc. and Shadow Stock Fund, Inc.

EXHIBIT G to this Proxy Statement sets forth information regarding the principal executive officer and directors of David L. Babson. EXHIBIT E to this Proxy Statement sets forth the amount of fees paid by Voyageur to David L. Babson under the current sub-advisory agreements during the fiscal year ended June 30, 2003. EXHIBIT E to this Proxy Statement also sets forth information concerning the amount and purpose of payments made by the Funds to David L. Babson or any affiliated person of David L. Babson for services provided to the Funds (other than under the current sub-advisory agreement or for brokerage commissions) during the fiscal year ended June 30, 2003.

                                      * * *

SHAREHOLDER APPROVAL: Approval of Proposal 2 with respect to each Fund will require the favorable vote of the holders of a majority of that Fund's outstanding shares.

       THE BOARD OF DIRECTORS OF EACH FUND UNANIMOUSLY RECOMMENDS THAT THE
                  SHAREHOLDERS OF SUCH FUND APPROVE THE PLAN.

                           ---------------------------

                             PROPOSAL 3 -- ALL FUNDS

     APPROVAL OF THE MODIFICATION OR RECLASSIFICATION AS NON-FUNDAMENTAL OF
              CERTAIN FUNDAMENTAL INVESTMENT POLICIES/RESTRICTIONS

                           ---------------------------

The 1940 Act requires each Fund to adopt policies governing certain specified activities, which can be changed only by a shareholder vote. Policies that cannot be changed or eliminated without a shareholder vote are referred to in this Proxy Statement as "fundamental" policies or restrictions. The purposes of this Proposal are to eliminate the requirement of shareholder approval to change policies/restrictions except where required by the 1940 Act and to provide the maximum permitted flexibility in those policies/restrictions that do require shareholder approval. Voyageur has informed the Boards that some of the Funds' fundamental policies/restrictions that are not required to be fundamental under the 1940 Act were adopted in the past as a result of now rescinded regulatory requirements and no longer serve any useful purpose. Voyageur believes that other fundamental policies/restrictions are unnecessary because the provisions of the 1940 Act or federal tax law, together with the disclosure requirements of the federal securities laws, provide adequate safeguards for a Fund and its shareholders. The Proposal is described in more detail below.

Many of the Funds' current fundamental investment policies/restrictions can be traced back to certain legal and regulatory requirements that were in effect when the Funds were organized or were adopted for other reasons (for example, then prevailing industry conditions or practices). These policies/restrictions have subsequently been made less restrictive or are no longer applicable to the Funds. For example, the National Securities Markets Improvement Act of 1996 preempted many investment policies/restrictions formerly imposed by state securities laws and regulations, so those state requirements no longer apply. As a result, certain of the current policies/restrictions unnecessarily limit the investment strategies available to Voyageur and David L. Babson & Co. in managing a Fund's assets. In addition, the lack of uniform standards applicable to all of the Funds leads to operating inefficiencies and increases the costs of compliance monitoring.

In general, under this Proposal only those investment policies/restrictions that the 1940 Act specifically requires to be fundamental (that is, those from which registered investment companies cannot deviate without shareholder authorization) will remain fundamental investment policies/restrictions of the Funds. However, shareholders are being asked to approve amendments to these investment policies/restrictions. Investment policies/restrictions that are currently designated fundamental by a Fund, but which the 1940 Act does not require to be classified as fundamental, are proposed to be reclassified as non-fundamental.

This Proposal is sub-divided into the following two sections:

(1) Revision of Policies That Must Remain Fundamental. Each of the fundamental policies/restrictions proposed for revision in this section relates to an activity that the 1940 Act only permits to be changed by shareholder approval. Each proposed revision is, in general, intended to provide the Funds' Boards with the maximum flexibility permitted under the 1940 Act, and to promote consistency among the Funds' policies/restrictions. Those fundamental investment policies/restrictions that will remain fundamental are set forth in Proposals 3.A - 3.H.

(2) Elimination of Shareholder Approval Requirement to Change Other Fundamental Policies. The proposed revisions in this section seek to eliminate the requirement of shareholder approval to change the policies/restrictions that are not required to be classified as fundamental under the 1940 Act. Any policy/restriction that is not designated as fundamental can be modified or eliminated by the Funds' Boards. Accordingly, reclassifying these fundamental policies/restrictions as non-fundamental will permit the Funds to minimize the costs and delays associated with holding future shareholder meetings to revise policies/restrictions that become outdated or unnecessary under current conditions. Those fundamental investment policies/restrictions that are proposed to be reclassified as non-fundamental are addressed in Proposals 3.I - 3.U.

Each Fund's current fundamental policies/restrictions are set forth in EXHIBIT H to this Proxy Statement. Changes in fundamental policies/restrictions that are approved by shareholders, as well as changes in non-fundamental policies/restrictions that are adopted by the Boards, will be reflected in each Fund's Prospectus and other disclosure documents. Any change in the method of operation of a Fund will require prior approval by the appropriate Board. Should shareholders approve the Proposal, the Funds would continue to be managed subject to the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder.

Approval of each item of this Proposal with respect to any Fund requires the affirmative vote of a majority of that Fund's outstanding voting securities (as that term is defined in the 1940 Act). In addition, approval of changes to the Funds' fundamental investment policies/restrictions will not be dependent upon your vote on Proposal 2 regarding the Reorganization. Therefore, if approved by shareholders, these changes would take effect regardless of the vote with respect to the Reorganization. Should shareholders also approve the proposed Reorganization, each Tamarack Fund would have as its fundamental investment policies/restrictions those revised fundamental investment policies/restrictions approved by the corresponding Fund's shareholders. Should a Fund's shareholders not approve an item of this Proposal to amend or reclassify a particular fundamental investment policy/restriction, the Fund's current fundamental investment policy/restriction, as set forth in EXHIBIT H, would continue to apply unchanged.

                REVISION OF POLICIES THAT MUST REMAIN FUNDAMENTAL
                -------------------------------------------------

                         PROPOSAL 3.A -- DIVERSIFICATION

                          APPLICABLE FUNDS -- ALL FUNDS

PROPOSED NEW FUNDAMENTAL INVESTMENT POLICY/RESTRICTION: If this Proposal item is approved by shareholders, each Fund's sub-classification as a diversified or non-diversified Fund would read:

          Each Fund has elected to be classified as a diversified series of an open end management investment company and will invest its assets only in a manner consistent with this classification under applicable law.

DISCUSSION OF PROPOSED MODIFICATION

Section 8(b) of the 1940 Act requires each series of an investment company to state whether it is "diversified" or "non-diversified," as those terms are defined in the 1940 Act. Under the 1940 Act, a diversified fund generally is required to have 75% of its total assets invested in (1) cash and cash items (including receivables), obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or securities of other investment companies; or (2) other securities limited for any one issuer to an amount (x) not greater than 5% of the total assets of the fund, and (y) not more than 10% of the outstanding voting securities of such issuer.

Each Fund is currently classified as a diversified series of an open-end investment company. However, each Fund has adopted a more restrictive diversification policy (applying the diversification requirements to 100% of the value of its assets) than what is required by the 1940 Act. No change is being proposed to a Fund's designation as a diversified Fund. Instead, the proposed change would modify the Funds' fundamental investment policies/restrictions regarding diversification to rely on the definition of the term "diversified" in the 1940 Act rather than stating relevant percentage limitations that exceed those required by the 1940 Act. Thus, this investment policy/restriction will apply to each Fund the requirements of the 1940 Act, as they may be amended from time to time, (which are applicable in any case) without the appropriate Funds' Board or shareholders having to take further action.

                            PROPOSAL 3.B -- BORROWING

                          APPLICABLE FUNDS -- ALL FUNDS

PROPOSED NEW FUNDAMENTAL INVESTMENT POLICY/RESTRICTION: If this Proposal item is approved by shareholders, each Fund's fundamental investment policy/restriction regarding borrowing would read:

          Each Fund will not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

DISCUSSION OF PROPOSED MODIFICATION

Unless further restricted, all investment companies are limited in the amount they may borrow by the 1940 Act. At the present time, the 1940 Act permits a Fund to borrow from banks in an amount up to 33-1/3% of the Fund's assets, including the amount borrowed. The proposed policy/restriction would permit the Funds to borrow in a manner and to the full extent permitted under applicable law and regulation. Therefore, no further Board or shareholder action would be needed to conform the borrowing policy/restriction to future changes in the 1940 Act, and interpretations thereunder, that govern borrowing by investment companies. This change is sought for administrative convenience. None of the Funds currently anticipates changing its existing practices on borrowing or expanding those practices.

                        PROPOSAL 3.C -- SENIOR SECURITIES

                          APPLICABLE FUNDS -- ALL FUNDS

PROPOSED NEW FUNDAMENTAL INVESTMENT POLICY/RESTRICTION: If this Proposal item is approved by shareholders, each Fund's fundamental investment policy/restriction regarding issuing senior securities would read:

          Each Fund will not issue any class of senior securities, except as permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

DISCUSSION OF PROPOSED MODIFICATION

The 1940 Act prohibits Funds from issuing senior securities, except for borrowings where certain conditions are met. Each Fund, other than Babson Value Fund, Inc., currently has a fundamental investment policy/restriction prohibiting it from issuing senior securities, except in certain circumstances permissible under the 1940 Act or SEC interpretation. The current fundamental policy/restriction for D.L. Babson Tax-Free Income Fund, Inc. does not provide for such an exception. The proposed policy/restriction rewords the current policies/restrictions and permits the Funds to issue senior securities to the full extent permitted under applicable law and regulation. Therefore, no further Board or shareholder action would be needed to conform this policy/restriction to future changes in the 1940 Act, and interpretations thereunder, that govern issuing senior securities by investment companies.

                     PROPOSAL 3.D -- UNDERWRITING SECURITIES

                          APPLICABLE FUNDS -- ALL FUNDS

PROPOSED NEW FUNDAMENTAL INVESTMENT POLICY/RESTRICTION: If this Proposal item is approved by shareholders, each Fund's fundamental investment policy/restriction regarding underwriting securities would read:

          Each Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter under applicable laws in connection with the disposition of portfolio securities.

DISCUSSION OF PROPOSED MODIFICATION

The proposed policy/restriction with respect to underwriting securities has been reworded without making any material changes. In addition, the proposed policy/restriction will identify the general exception from the restriction on underwriting securities whereby purchasing securities directly from an issuer or selling portfolio securities may technically cause a Fund to be considered an underwriter. The current investment policies/restrictions for the Funds currently do not mention this exception. Identifying the general exception will clarify its application for the Funds.

                           PROPOSAL 3.E -- REAL ESTATE

                          APPLICABLE FUNDS -- ALL FUNDS

PROPOSED NEW FUNDAMENTAL INVESTMENT POLICY/RESTRICTION: If this Proposal item is approved by shareholders, each Fund's fundamental investment policy/restriction regarding investments in real estate would read:

          Each Fund will not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest, deal or otherwise engage in transactions in real estate or interests therein.

DISCUSSION OF PROPOSED MODIFICATION

The proposed real estate policy/restriction rewords and maintains the current policy/restriction on purchasing or selling real estate, but excepts certain real estate-related activities from the general policy/restriction. The proposed policy/restriction is intended to standardize the fundamental investment policies/restrictions among the Funds, the J&B Funds, the RBC Funds and the Great Hall Funds.

                          PROPOSAL 3.F -- MAKING LOANS

                          APPLICABLE FUNDS -- ALL FUNDS

PROPOSED NEW FUNDAMENTAL INVESTMENT POLICY/RESTRICTION: If this Proposal item is approved by shareholders, each Fund's fundamental investment policy/restriction regarding making loans would read:

          Each Fund will not make loans, except as permitted under, or to the extent not prohibited by, the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

DISCUSSION OF PROPOSED MODIFICATION

The proposed policy/restriction, unlike the current policies/restrictions, does not list exceptions or specify the particular types of lending in which a Fund is permitted to engage. Instead, it would permit the Funds to engage in purchasing debt obligations or securities lending to the full extent permitted under applicable law and regulation. Therefore, should the SEC staff modify the requirements governing an investment company's loan of its securities in the future, under the proposed policy/restriction, each Fund would be able to take advantage of that increased flexibility without requiring further shareholder action. The proposed policy/restriction is intended to standardize the fundamental investment policies/restrictions among the Funds, the J&B Funds, the RBC Funds and the Great Hall Funds.

                  PROPOSAL 3.G -- CONCENTRATION OF INVESTMENTS

                          APPLICABLE FUNDS -- ALL FUNDS

PROPOSED NEW FUNDAMENTAL INVESTMENT POLICY/RESTRICTION: If this Proposal item is approved by shareholders, each Fund's fundamental investment policy/restriction regarding concentration of investments would read:

          Each Fund will not concentrate its investments in the securities of issuers primarily engaged in the same industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by a regulatory authority having jurisdiction, except that this restriction will not apply to the Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

DISCUSSION OF PROPOSED MODIFICATION

Each Fund currently has, and will continue to have, a fundamental investment policy/restriction that prohibits the Fund from concentrating its investments in any one industry. While the 1940 Act does not define what constitutes "concentration" in an industry, the SEC staff has taken the position that investment of more than 25% of a Fund's total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration. The proposed policy/restriction would permit investment in an industry up to the most recently prescribed limits under the 1940 Act and accompanying SEC interpretations. The proposed policy/restriction is intended to standardize the fundamental investment policies/restrictions among the Funds, the J&B Funds, the RBC Funds and the Great Hall Funds.

                           PROPOSAL 3.H -- COMMODITIES

                          APPLICABLE FUNDS -- ALL FUNDS

PROPOSED NEW FUNDAMENTAL INVESTMENT POLICY/RESTRICTION: If this Proposal item is approved by shareholders, each Fund's fundamental investment policy/restriction regarding investments in commodities would read:

          Each Fund will not purchase or sell physical commodities or contracts relating to physical commodities, except as permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

DISCUSSION OF PROPOSED MODIFICATION

The current fundamental investment policies/restrictions prohibit the Funds from investing in commodities, and in the case of Babson Enterprise Fund II, Inc., futures contracts, and in the case of D.L. Babson Tax-Free Income Fund, Inc., commodity contracts. The proposed policy/restriction prohibits only the purchase of physical commodities or contracts relating to physical commodities, and permits the Funds to purchase or sell commodities to the full extent permitted under applicable law and regulation.



    RECLASSIFICATION OF CERTAIN FUNDAMENTAL INVESTMENT POLICIES/RESTRICTIONS
    ------------------------------------------------------------------------
                                  OF THE FUNDS
                                  ------------

Each of the investment policies/restrictions listed below was based on policies/restrictions formerly imposed by legal and regulatory requirements, or then prevailing industry conditions or practices, which have become outdated or unnecessary under current requirements and conditions. As stated above, the Proposal items in this section seek to eliminate the requirement of shareholder approval to change each of these policies/restrictions that are not required to be classified as fundamental under the 1940 Act. Accordingly, each Fund's Board of Directors unanimously recommends that shareholders approve the reclassification as non-fundamental of each of the Proposal items listed in Proposal 3.I-3.U.

                     PROPOSAL 3.I -- INVESTMENTS FOR CONTROL

                          APPLICABLE FUNDS -- ALL FUNDS
PROPOSAL

It is proposed that the fundamental investment policy/restriction on investments made for purposes of exercising control over, or management of, the issuer be reclassified as a non-fundamental investment policy/restriction.

            PROPOSAL 3.J -- INVESTMENTS IN OTHER INVESTMENT COMPANIES

                          APPLICABLE FUNDS -- ALL FUNDS

PROPOSAL

It is proposed that the fundamental investment policy/restriction on investments in other investment companies be reclassified as a non-fundamental investment policy/restriction.

               PROPOSAL 3.K -- MARGIN ACTIVITIES AND SHORT SELLING

                          APPLICABLE FUNDS -- ALL FUNDS

PROPOSAL

It is proposed that the fundamental investment policy/restriction on margin activities and selling securities short be reclassified as a non-fundamental investment policy/restriction.

                      PROPOSAL 3.L -- UNSEASONED COMPANIES

                          APPLICABLE FUNDS -- ALL FUNDS

PROPOSAL

It is proposed that the fundamental investment policy/restriction on investments in securities of issuers which, with their predecessors, have a record of less than three years of continuous operation be reclassified as a non-fundamental investment policy/restriction.

          PROPOSAL 3.M -- INVESTMENTS IN SECURITIES OF RELATED ISSUERS

                          APPLICABLE FUNDS -- ALL FUNDS

PROPOSAL

It is proposed that the fundamental investment policy/restriction on investments in securities of related issuers be reclassified as a non-fundamental investment policy/restriction.

                 PROPOSAL 3.N -- MAKING LOANS TO RELATED PARTIES

  APPLICABLE FUNDS -- BABSON ENTERPRISE FUND, INC., BABSON ENTERPRISE FUND II,
           INC., SHADOW STOCK FUND, INC. AND BABSON VALUE FUND, INC.

PROPOSAL

It is proposed that the fundamental investment policy/restriction on making loans to any of a Fund's officers, directors, or employees, or to its manager, or general distributor, or officers or directors thereof, be reclassified as a non-fundamental investment policy/restriction.

           PROPOSAL 3.O -- ENTERING INTO DEALINGS WITH RELATED PARTIES

  APPLICABLE FUNDS -- BABSON ENTERPRISE FUND, INC., BABSON ENTERPRISE FUND II,
           INC., SHADOW STOCK FUND, INC. AND BABSON VALUE FUND, INC.

PROPOSAL

It is proposed that the fundamental investment policy/restriction on entering into dealings with a Fund's officers or directors, its manager or underwriter, or their officers or directors or any organization in which such persons have a financial interest, be reclassified as a non-fundamental investment policy/restriction.

                  PROPOSAL 3.P -- LIABILITY FOR DEBT OF OTHERS

  APPLICABLE FUNDS -- BABSON ENTERPRISE FUND, INC., BABSON ENTERPRISE FUND II,
           INC., SHADOW STOCK FUND, INC. AND BABSON VALUE FUND, INC.

PROPOSAL

It is proposed that the fundamental investment policy/restriction prohibiting each Fund from making itself or its assets liable for the indebtedness of others be reclassified as a non-fundamental investment policy/restriction.

   PROPOSAL 3.Q -- INVESTMENTS IN ASSESSABLE OR UNLIMITED LIABILITY SECURITIES

  APPLICABLE FUNDS -- BABSON ENTERPRISE FUND, INC., BABSON ENTERPRISE FUND II,
           INC., SHADOW STOCK FUND, INC. AND BABSON VALUE FUND, INC.

PROPOSAL

It is proposed that the fundamental investment policy/restriction on investments in securities which are assessable or involve unlimited liability be reclassified as a non-fundamental investment policy/restriction.

       PROPOSAL 3.R -- PLEDGING, MORTGAGING AND HYPOTHECATING FUND ASSETS

            APPLICABLE FUND -- D.L. BABSON TAX-FREE INCOME FUND, INC.

PROPOSAL

It is proposed that the fundamental investment policy/restriction on pledging, mortgaging and hypothecating a Fund's assets be reclassified as a non-fundamental investment policy/restriction.

                     PROPOSAL 3.S -- INVESTMENTS IN OPTIONS

            APPLICABLE FUND -- D.L. BABSON TAX-FREE INCOME FUND, INC.

PROPOSAL

It is proposed that the fundamental investment policy/restriction on investments in options and similar financial instruments be reclassified as a non-fundamental investment policy/restriction.

                PROPOSAL 3.T -- INVESTMENTS IN EQUITY SECURITIES

            APPLICABLE FUND -- D.L. BABSON TAX-FREE INCOME FUND, INC.

PROPOSAL

It is proposed that the fundamental investment policy/restriction on investments in equity securities or securities convertible into equity securities be reclassified as a non-fundamental investment policy/restriction.

         PROPOSAL 3.U -- INVESTMENTS IN PUBLICLY ISSUED DEBT OBLIGATIONS

            APPLICABLE FUND -- D.L. BABSON TAX-FREE INCOME FUND, INC.

PROPOSAL

It is proposed that the fundamental investment policy/restriction on purchasing more than 10% of the outstanding publicly issued debt obligations of any issuer be reclassified as a non-fundamental investment policy/restriction.

                                      * * *

SHAREHOLDER APPROVAL: Approval of each item of Proposal 3.A-3.U for the applicable Fund will require the affirmative vote of a majority of the outstanding shares of such Fund, as that term is defined in the 1940 Act. Under the 1940 Act, the vote of a "majority of the outstanding shares" means the vote of (1) 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

           THE BOARD OF DIRECTORS OF EACH FUND UNANIMOUSLY RECOMMENDS
                       THAT THE SHAREHOLDERS OF SUCH FUND
                APPROVE PROPOSALS 3.A THROUGH 3.U, AS APPLICABLE.

                           ---------------------------

                             PROPOSAL 4 -- ALL FUNDS

           APPROVAL OF RECLASSIFICATION OF GENERAL INVESTMENT POLICIES (DISCLOSED IN FUND PROSPECTUS) AS NON-FUNDAMENTAL POLICIES

                           ---------------------------

Each Fund's principal investment objective and general investment policies, which are disclosed in its current prospectus, are classified as matters of "fundamental" policy. Under the 1940 Act, this means that the investment objective and policies cannot be modified by the Fund's Board of Directors without a shareholder vote.

Shareholders are being asked to approve the reclassification each Fund's general investment policies as non-fundamental. Each Fund's principal investment objective, which is listed in EXHIBIT I, will remain a matter of fundamental policy, and there currently are no plans to propose that shareholders consider changing the classification of any investment objective.

Each Fund's general investment policies governs the manner in which the Fund seeks to achieve its objective, by specifying the types of securities that may be bought and sold by the Fund, as well as the various strategies, techniques or approaches that will be employed by the Fund's investment adviser in managing the Fund's portfolio investments. These general investment policies, which are commonly referred to as principal investment strategies and techniques, are set forth in the Fund's current prospectus within the section titled Principal Investment Strategies, and are reproduced in EXHIBIT I.

This Proposal to reclassify the Fund's general investment policies as non-fundamental will provide the Board of Directors with the flexibility in the future to modify the Fund's investment policies without the costs and delays associated with holding shareholder meetings. This flexibility will enable Fund management and the Board to respond more quickly to circumstances that the Fund's investment adviser or the Board believe warrant changes in types of investments, strategies or approaches that are employed to seek the Fund's investment objective. If this Proposal is approved, any proposed changes to investment policies would still require Board consideration and approval, and would be reflected in the Fund's prospectus and other disclosure documents. Accordingly, shareholder interests would be protected by the Board and shareholders would receive disclosure of any changes, but the Funds would have added flexibility to react to changing circumstances or to make clarifying changes to their existing disclosure documents. This is the arrangement used by an overwhelming majority of mutual funds, and would enhance the competitive position of the Funds.

For example, as part of the integration initiative and the renaming of the current Babson Funds within the Tamarack Funds' structure, Fund management believes that renaming the Enterprise II Fund the Tamarack Enterprise Small Cap Fund and renaming the Shadow Stock Fund the Tamarack Microcap Value Fund would more easily and precisely convey to investors the types of investments in which each Fund currently invests. If this Proposal 4 is approved, the Board would consider making changes to the prospectus disclosure for each of these two Funds to describe more plainly the types of investments in which the Funds invest, as reflected by their new names. Without approval of this Proposal 4, those types of changes to the current prospectus, or similar changes in the future, could not be accomplished without seeking separate shareholder approval for each proposed change.

The 1940 Act does not require these types of general investment policies to be matters of fundamental policy. Certain specific policies, as discussed above in Proposal 3, must remain fundamental.

Voyageur and the Board believe that it is advisable and in the best interests of shareholders to reclassify the general investment policies as non-fundamental policies. This Proposal is consistent with the approach typically used in recent years when creating new mutual funds and is consistent with the approach that would be used by the Tamarack Funds when adding new portfolios in the future.

                                     * * *

SHAREHOLDER APPROVAL: Approval of Proposal 4 by each Fund's shareholders will require the affirmative vote of a majority of outstanding shares of such Fund, as that term is defined in the 1940 Act. Under the 1940 Act, the vote of a "majority of the outstanding shares" means the vote of (1) 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

                       THE BOARD OF DIRECTORS OF EACH FUND
                  UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS
                        OF SUCH FUND APPROVE PROPOSAL 4.

                            -------------------------

                             PROPOSAL 5 -- ALL FUNDS

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

                           ---------------------------


Upon the recommendation of the Audit Committee, the Board of Directors has selected Deloitte & Touche LLP ("Deloitte") to serve as independent auditors of each Fund with respect to its financial statements for its current fiscal year and recommends that shareholders ratify such selection. Deloitte has confirmed to the Audit Committee that they are independent auditors with respect to each Fund. Representatives of Deloitte are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. Deloitte also serves as independent auditors of the Great Hall Investment Funds, Inc., J&B Funds and RBC Funds, Inc.

The Audit Committee is required to pre-approve all audit services and non-audit services that an independent auditor provides to the Funds. Furthermore, the Audit Committee is required to pre-approve any engagement of a Fund's independent auditor to provide non-audit services to Voyageur or any affiliate of Voyageur that provides ongoing services to the Funds, if such engagement would relate directly to the Funds' operations and financial reporting. The Audit Committee may delegate to one or more of its members authority to pre-approve the auditor's provision of audit and/or non-audit services to the Funds, or the provision of non-audit services to Voyageur or any service provider affiliated with Voyageur. The Audit Committee will also review at least annually whether any receipt of non-audit fees by the Funds' independent auditor from (i) the Fund, (ii) other funds advised by Voyageur or its affiliates, (iii) Voyageur or any entity controlling or controlled by Voyageur, and (iv) any investment advisor or investment company service provider under common control with Voyageur is compatible with maintaining the independence of the independent auditor.

PricewaterhouseCoopers LLP ("PwC") served as independent auditors of the Funds for the fiscal year ended June 30, 2003. Representatives of PwC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. For further information about the independent auditors of the Funds, please refer to the "Independent Auditors" section under "Information About the Funds" below.

                                      * * *

SHAREHOLDER APPROVAL: Approval of Proposal 5 by each Fund's shareholders will require the vote of the holders of a majority of the shares of the Fund present in person or by proxy at the Meeting.


                       THE BOARD OF DIRECTORS OF EACH FUND
                  UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS
                        OF SUCH FUND APPROVE PROPOSAL 5.


                                 OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                              SHAREHOLDER PROPOSALS

The Funds are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Funds' offices, 60 South Sixth Street, Minneapolis, Minnesota 55402, so they are received within a reasonable time before any such meeting. An opportunity will be provided at the Meeting for shareholders present in person to present a motion to the Meeting. Should any properly presented motion or any other matter requiring a vote of the shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named as proxies will vote on such matters according to their best judgment in the interests of the Funds.

                               VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy Statement, along with a Notice of the Meeting and proxy card(s), is first being mailed to shareholders of the Funds on or about January 22, 2004. Only shareholders of record of a Fund as of the close of business on January 15, 2004 ("Record Date"), will be entitled to notice of, and to vote at, the Meeting for such Fund. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate. A proxy may be revoked at any time on or before the Meeting for a Fund at which the matter is voted on by written notice to the Secretary of the Funds at the address on the cover of this Proxy Statement or by attending and voting at such Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Plan and the Reorganization contemplated thereby. Shareholders holding shares through a broker-dealer who wish to vote or revoke their proxies in person will need to present a valid proxy obtained from their broker-dealer. Each share of record of a Fund on the Record Date is entitled to one vote on each matter presented at the Meeting for such Fund, with proportionate votes for fractional shares.

The Funds request that broker-dealer firms, custodians, nominees and fiduciaries forward proxy material to the beneficial owners of the shares held of record by such persons. Voyageur may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. The cost of soliciting these proxies will be borne by Voyageur. Voyageur has engaged [SOLICITOR NAME] to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an
approximate fee, including out-of-pocket expenses, of up to $[     ].

SHARE INFORMATION

The chart below lists the number of shares of the Funds that are outstanding as of the Record Date:

     NAME OF FUND                                            NUMBER OF SHARES
                                                                OUTSTANDING
     ===========================================================================

     Babson Enterprise Fund, Inc.
     Babson Enterprise Fund II, Inc.
     Babson Value Fund, Inc.
     D.L. Babson Tax-Free Fund, Inc.
     Shadow Stock Fund, Inc.



QUORUM

The Amended and Restated By-Laws of each Fund provide that a quorum shall be present at a meeting with respect to that Fund, in person or by proxy, when a majority of the aggregate shares of that Fund at the time outstanding are present.

VOTING REQUIREMENT

In Proposal 1, Nominees for Director receiving a plurality of the votes cast in person or by proxy with respect to a Fund at the Meeting at which a quorum exists will be elected to the Board of Directors of such Fund. Proposal 2 requires the affirmative vote of the holders of a majority of a Fund's outstanding shares. Proposals 3.A-3.U and 4 each require the vote of the majority of a Fund's outstanding voting securities, which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less. Proposal 5 requires the vote of the holders of a majority of the shares of a Fund present in person or by proxy at the Meeting.

ADJOURNMENT

In the event that a quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of a Fund's shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote in favor of such adjournment with respect to any Proposal those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment with respect to any Proposal those proxies required to be voted against that Proposal.

EFFECT OF ABSTENTIONS AND BROKER "NON-VOTES"

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have no effect on Proposal 1, for which the required vote is a plurality of the votes cast, and will effectively be a vote against adjournment and against Proposals 2, 3, 4 and 5.

                               PROXY SOLICITATION

[Proxies are being solicited by mail. This Proxy Statement is first being mailed on or about January 22, 2004 to shareholders of record as of January 15, 2004. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of Voyageur and its affiliates or by proxy soliciting firms retained by Voyageur. Voyageur has retained [SOLICITOR NAME] to provide proxy solicitation services in connection with the Meeting at an
estimated cost of $[     ]. In addition, Voyageur may reimburse persons holding
shares in their names or names of their nominees for expenses incurred in forwarding solicitation material to beneficial owners of Fund shares. The cost of the solicitation will be borne by Voyageur. In addition to returning a written proxy card, Fund shareholders may authorize Voyageur or [SOLICITOR NAME] by telephone to execute proxies on their behalf. As the meeting date approaches, shareholders of each Fund may receive a call from a representative of Voyageur or [SOLICITOR NAME] if the Fund has not yet received their votes.

Proxies that are obtained will be recorded in accordance with the following procedures. In all cases where a telephonic proxy is solicited, a Voyageur or [SOLICITOR NAME] representative is required to ask the shareholder for the shareholder's full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement in the mail. A Voyageur or [SOLICITOR NAME] representative is required to verify the identification information provided on the call against shareholder information provided by a Fund. If the information solicited is successfully verified, the Voyageur or [SOLICITOR NAME] representative has the responsibility to explain the voting process, read the Proposals listed on the proxy card, and ask for the shareholder's instructions on each Proposal. The Voyageur or [SOLICITOR NAME] representative, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Voyageur or [SOLICITOR NAME] will record the shareholder's instructions on the card. Within 72 hours, Voyageur or [SOLICITOR NAME] will send the shareholder a letter or mailgram confirming the shareholder's vote and asking the shareholder to call Voyageur or [SOLICITOR NAME] immediately if the shareholder's instructions are not correctly reflected in the confirmation. Voyageur believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.]

                                BENEFICIAL OWNERS

For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of each Fund as of [DATE], to the best of each Fund's knowledge, please refer to EXHIBIT J.

                           INFORMATION ABOUT THE FUNDS

Set forth below is a description of the current service providers of the Funds and the proposed service providers of the Tamarack Funds Trust.

INVESTMENT ADVISOR AND SUB-ADVISOR

For information about Voyageur and David L. Babson, please refer to Proposal 2 above.

DISTRIBUTOR, ADMINISTRATOR, FUND ACCOUNTING AGENT, CUSTODIAN AND TRANSFER AGENT

Voyageur serves as the Funds' administrator. J&B, located at 90 South Seventh Street, Minneapolis, Minnesota 55402, serves as the Funds' distributor. BISYS Fund Services Limited Partnership ("BISYS LP") serves as the Funds' sub-administrator and fund accounting agent. Boston Financial Data Services ("BFDS") serves as the Funds' transfer agent. Wells Fargo Bank Minnesota, N.A. ("Wells Fargo") serves as the Funds' custodian. These service providers will provide the same services for the corresponding Tamarack Funds.

BISYS Fund Services Ohio, Inc., an affiliate of BISYS LP, will serve as the transfer agent to certain other Tamarack Funds.

INDEPENDENT AUDITORS

On November 24, 2003, the Board of Directors selected Deloitte as independent auditors of the Funds for the fiscal year ending June 30, 2004. Deloitte has confirmed to the Audit Committee of the Board of Directors ("Audit Committee") that they are independent auditors with respect to the Funds.

For the fiscal year ended June 30, 2003, PwC served as the Funds' independent auditor. In July and August 2003, a PwC affiliate in Canada provided certain prohibited non-audit services for the benefit of a Canadian subsidiary of Royal Bank of Canada, the indirect parent company of J&B, the Funds' investment advisor at that time. PwC represented to the Fund that although the provision of these services may have impaired their independence under SEC rules, PwC personnel working on the audit of the Funds for the fiscal years ended June 30, 2003 had no knowledge of the situation in Canada until after the audit of the Funds had been completed and the audited financial statements had been sent to Fund shareholders. As a result of the PwC affiliate in Canada's provision of these services, PwC declined to seek appointment as independent auditors for the Funds for the fiscal year ending June 30, 2004. During the Funds' fiscal year ended June 30, 2003, PwC's audit reports concerning the Funds contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audits for the fiscal year ended June 30, 2003, and through October 9, 2003, there were no disagreements between the Funds and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PwC would have caused it to make reference to the disagreements in its report on the financial statements for such periods.

Ernst & Young, LLP ("E&Y") served as independent auditors of the Funds for the fiscal year ended June 30, 2002. Due to the acquisition of J&B, the Funds' investment advisor at the time, by RBC Dain Rauscher Corporation, a subsidiary of RBC, E&Y determined that it was no longer independent of the Funds, and thus resigned as the Funds' independent auditors as of May 1, 2003. During the Funds' fiscal year ended June 30, 2002, E&Y's audit reports concerning the Funds contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audits for the fiscal year ended June 30, 2002, and through May 1, 2003, there were no disagreements between the Funds and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused it to make reference to the disagreements in its report on the financial statements for such periods.

Certain information concerning the fees and services provided by E&Y and PwC to the Babson Group of Funds and to Voyageur and its affiliates for each entity's two most recent fiscal years is provided below.

2003 AUDIT FEES. The aggregate fees billed by PwC for professional services rendered for the audit of the Funds' annual financial statements for the fiscal year ended June 30, 2003 were $125,000.

2003 TAX FEES. The aggregate fees billed by PwC for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ended June 30, 2003 were $47,500.

2002 AUDIT FEES. The aggregate fees billed by E&Y for professional services rendered for the audit of the Funds' annual financial statements for the fiscal year ended June 30, 2002 were $106,400.

2002 TAX FEES. The aggregate fees billed by E&Y for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ended June 30, 2002 were $11,700.

The Audit Committee of each Fund considered whether the services described above were compatible with PwC's and E&Y's independence for such Fund. The Audit Committee also considered whether the provision of all other non-audit services rendered to Voyageur, or an affiliate thereof that provides ongoing services to the each Fund, was compatible with maintaining the independence of PwC and E&Y for such Fund, respectively. The Audit Committee of each Fund has adopted pre-approval policies and procedures pursuant to which the engagement of any independent auditor is approved. Such procedures provide that: (1) before an auditor is engaged by a Fund to render audit services, the Audit Committee shall review and approve the engagement; (2) the Audit Committee shall review and approve in advance any proposal (with the exception of proposals that fall under a de minimis exception permitted by applicable law) that a Fund employs its auditor to render "permissible non-audit services" to a Fund, or any proposal (with the exception of proposals that fall under a de minimis exception permitted by applicable law) that Voyageur, and any entity controlling, controlled by, or under common control with Voyageur that provides ongoing services to a Fund, employ a Fund's auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of a Fund; (3) as a part of any such review, the Audit Committee shall consider whether the provision of such services is consistent with the auditor's independence; and (4) the Audit Committee may delegate to one or more of its members ("Delegates") authority to pre-approve the auditor's provision of audit services or permissible non-audit services to a Fund, or the provision of non-audit services to Voyageur or any Voyageur-affiliated service provider, provided that any pre-approval determination made by a Delegate is presented to the full Audit Committee at its next meeting. The pre-approval procedures do not include delegation of the Audit Committee's responsibilities to management.

Pre-approval has not been waived with respect to services described above under "Tax Fees" since the date on which the aforementioned pre-approval procedures were adopted by the Audit Committee.

                             SHAREHOLDER INFORMATION

To help lower the impact of operating costs, the Funds attempt to eliminate mailing duplicate documents to the same address. When two or more Fund shareholders have the same last name and address, the Fund may send only one prospectus, annual report, semiannual report, general information statement or proxy to that address rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by calling the Fund at (800) 422-2766 or writing to the Fund at 60 South Sixth Street, Minneapolis, Minnesota 55402 and requesting the additional copies of Fund documents. Shareholders sharing a single mailing address who are currently receiving multiple copies of Fund documents can request delivery of a single copy instead by calling the same telephone number or writing to the same address.

                                  LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Tamarack Funds Trust will be passed upon by Dechert LLP, 200 Clarendon Street, 27th Floor, Boston, Massachusetts 02116.

                                    EXHIBIT A


                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____day of _____, 2004, by Tamarack Funds Trust ("New Acquiring Trust"), a Delaware statutory trust, with its principal place of business at _____, on behalf of _____ ("Acquiring Fund"), a separate series of New Acquiring Trust, and [Babson Fund] ("Target Fund" and together with Acquiring Fund, each a "Fund" and collectively the "Funds"), a Maryland corporation, with its principal place of business at _____. Acquiring Fund has been organized to hold the assets of Target Fund and Acquiring Fund has had no assets (other than the seed capital required by Section 14(a) of the Investment Company Act of 1940, as amended ("1940 Act")) and has carried on no business activities prior to the date first shown above and will have had no assets (other than the required seed capital) and will have carried on no business activities prior to the consummation of this transaction described herein.

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer of all of the assets of Target Fund to Acquiring Fund in exchange solely for Class S shares ($0.01 par value per share) of Acquiring Fund (the "Acquiring Fund Shares"), the assumption by Acquiring Fund of all of the liabilities of Target Fund and the distribution of Acquiring Fund Shares to the shareholders of Target Fund in complete liquidation of Target Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement. All references in this Agreement to action taken by Acquiring Fund shall be deemed to refer to action taken by New Acquiring Trust on behalf of Acquiring Fund.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF TARGET FUND TO ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL TARGET FUND LIABILITIES AND THE LIQUIDATION OF TARGET FUND

         1.1. Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, Target Fund agrees to transfer to Acquiring Fund all of Target Fund's assets as set forth in section 1.2, and Acquiring Fund agrees in exchange therefor (i) to deliver to Target Fund that number of full and fractional Acquiring Fund Shares corresponding to Target Fund shares as of the time and date set forth in Section 2.1; and (ii) to assume all of the liabilities of Target Fund, as set forth in section 1.2. All Acquiring Fund Shares delivered to Target Funds shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

         1.2. The assets of Target Fund to be acquired by Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by Target Fund and any deferred or prepaid expenses shown as an asset on the books of Target Fund on the Valuation Time (as defined in Section 2.1). The liabilities of Target Fund to be assumed by Acquiring Fund (the "Liabilities") shall consist of all liabilities of Target Fund existing at the Valuation Time, whether accrued or contingent, known or unknown.

         1.3. Immediately upon delivery to Target Fund of the Acquiring Fund Shares, Target Fund, as the then sole shareholder of the corresponding Acquiring Fund, shall (i) elect trustees of the New Acquiring Trust, (ii) approve the advisory and any sub-advisory agreements, (iii) approve the distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, as applicable, (iv) ratify the selection of the New Acquiring Trust's independent accountants, and
(v) take such other steps related to the inception of operations of such Acquiring Fund as deemed necessary or appropriate by the Trustees of New Acquiring Trust.

         1.4. Immediately following the action contemplated by Section 1.3, Target Fund will distribute to Target Fund's shareholders of record (the "Target Fund Shareholders"), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, Acquiring Fund Shares received by Target Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to Target Fund by the transfer of Acquiring Fund Shares then credited to the account of Target Fund on the books of Acquiring Fund to open accounts on the share records of Acquiring Fund in the names of Target Fund Shareholders. Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Target Fund Shareholders shall be equal to the aggregate net asset value of the Target Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of Target Fund will simultaneously be cancelled on the books of Target Fund. Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

         1.5. Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund.

         1.6. Any reporting responsibility of Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of Target Fund.

         1.7. All books and records of Target Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to Acquiring Fund from and after the Closing Date and shall be turned over to Acquiring Fund as soon as practicable following the Closing Date.

2.       VALUATION

         2.1. The value of the Assets shall be computed as of the date and time ("Valuation Time") that is the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date (as defined in section 3.1) after the declaration and payment of any dividends and/or other distributions on the Closing Date, using such valuation procedures as are disclosed in the then-current prospectus and/or statement of additional information for Acquiring Fund and as have been approved by its Board of Trustees, copies of which have been delivered to Target Fund.

         2.2. All computations of value hereunder shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act, and shall be subject to confirmation by each Fund's respective independent accountants upon the reasonable request of the other Fund.

3.       CLOSING AND CLOSING DATE

         3.1. The Closing of the transactions contemplated by this Agreement shall be March 31, 2004, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place immediately after 4:00 p.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of New Acquiring Trust, _____, or at such other place and time as the parties may agree.

         3.2. Target Fund shall deliver to Acquiring Fund on the Closing Date a schedule of Assets.

         3.3. Target Fund shall direct Wells Fargo Bank Minnesota, N.A., as custodian for Target Fund, to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to Wells Fargo Bank Minnesota, N.A., as custodian for Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Target Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for Target Fund to the custodian for Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by Target Fund as of the Closing Date by Target Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Target Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Fund. The cash to be transferred by Target Fund shall be delivered by wire transfer of federal funds on the Closing Date.

         3.4. Target Fund shall direct Boston Financial Data Services ("Transfer Agent"), as transfer agent for Target Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Target Fund shares, as applicable, owned by each such shareholder immediately prior to the Closing. Acquiring Fund shall issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to Target Fund or provide evidence satisfactory to Target Fund that such Acquiring Fund Shares have been credited to that Target Fund's account on the books of Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

         3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of Acquiring Fund or a Target Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading thereupon or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the shares of Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.6. The liabilities of Target Fund shall include all of such Target Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, including but not limited to any deferred compensation to such Target Fund's board members.

4.       REPRESENTATIONS AND WARRANTIES

         4.1. Except as has been fully disclosed to Acquiring Fund prior to the date of this Agreement in a written instrument executed by an appropriate officer of Target Fund, Target Fund represents and warrants to Acquiring Fund as follows:

                  (a) Target Fund is a corporation duly organized and validly existing under the laws of the State of Maryland, with power under its Articles of Incorporation, as amended and supplemented from time to time, to own all of its Assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of Target Fund, to carry out this Agreement. Target Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not reasonably be expected to have a material adverse effect on Target Fund. Target Fund has all material federal, state and local authorizations necessary to own all of its Assets and to carry on its business as now being conducted, except authorizations that the failure to so obtain would not reasonably be expected to have a material adverse effect on Target Fund;

                  (b) Target Fund is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

                  (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Target Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

                  (d) Target Fund is not, and the execution, delivery and performance of this Agreement by Target Fund, will not, (i) result in a material violation of Maryland law or of its Articles of Incorporation or By-Laws; (ii) result in a material violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which Target Fund is a party or by which it is bound, or the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Target Fund is a party or by which it is bound; or (iii) result in the creation or imposition of any lien, charge or encumbrance or any property or assets of Target Fund;

                  (e) All material contracts or other commitments of Target Fund (other than this Agreement and any contracts listed on Schedule A) will terminate without liability to Target Fund on or prior to the Closing Date. Each contract listed on Schedule A is a valid, binding and enforceable obligation of each party thereto and the assignment by Target Fund to Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder or the imposition of any penalty thereunder;

                  (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Target Fund or any properties or assets held by it. Target Fund knows of no facts that might form the basis for the institution of such proceedings that would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                  (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Target Fund at and for the fiscal year ended June 30, 2003, have been audited by PricewaterhouseCoopers LLP ("PwC"), and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to Acquiring Fund) present fairly, in all material respects, the financial position of Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

                  (h) Since June 30, 2003, there has not been any material adverse change in Target Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by Acquiring Fund. For purposes of this subsection (h), a decline in net asset value per share of Target Fund due to declines in market values of securities in Target Fund's portfolio, the discharge of Target Fund liabilities, or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change;

                  (i) At the date hereof and at the Closing Date, all federal and other tax returns and reports of Target Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of Target Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (j) For each taxable year of its operation (including the taxable year that includes the Closing Date), Target Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code;

                  (k) All issued and outstanding shares of Target Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter's rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.4. Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of Target Fund shares, nor is there outstanding any security convertible into any of Target Fund shares;

                  (l) At the Closing Date, Target Fund will have good and marketable title to the Assets to be transferred to Acquiring Fund pursuant to section 1.2 and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances and upon delivery and payment for such Assets, Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act;

                  (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of Target Fund (including the determinations required by Rule 17a-8(a) under the 1940
         Act), and, subject to the approval of Target Fund Shareholders, this Agreement constitutes a valid and binding obligation of Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (n) The information to be furnished by Target Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

                  (o) At the Closing Date, the then current prospectus and statement of additional information of Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

                  (p) The Proxy Statement (as defined in section 5.7), insofar as it relates to Target Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and Regulations of the 1933 Act, 1934 Act and 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by Acquiring Fund for use therein.

         4.2. Except as has been fully disclosed to Target Fund prior to the date of this Agreement in a written instrument executed by an appropriate officer of New Acquiring Trust, New Acquiring Trust, on behalf of Acquiring Fund, represents and warrants to Target Fund as follows:

                  (a) Acquiring Fund is duly organized as a series of New Acquiring Trust, which is a statutory trust duly organized and validly existing under the laws of the State of Delaware with the power under New Acquiring Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as contemplated by this Agreement;

                  (b) New Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder, and the registration of Acquiring Fund Shares will be in full force and effect on the Closing Date;

                  (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

                  (d) Acquiring Fund is not, and the execution, delivery and performance of this Agreement by Acquiring Fund will not, (i) result in a material violation of Delaware law or its then current Declaration of Trust or By-Laws; (ii) result in a material violation or breach of or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which New Acquiring Trust, on behalf of Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which New Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound; nor
         (iii) result in the creation or imposition of any lien, charge or encumbrance on any property or assets of Acquiring Fund;

                  (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Acquiring Fund or any properties or assets held by it. Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings that would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                  (f) Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company for its first taxable year that ends after the Closing Date and will be eligible to, and will for such taxable year, compute its Federal income tax under Section 852 of the Code;

                  (g) Upon consummation of the Reorganization, all issued and outstanding Acquiring Fund Shares will be duly and validly issued and outstanding, fully paid and non-assessable by the New Acquiring Trust and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

                  (h) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of New Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and this Agreement will constitute a valid and binding obligation of New Acquiring Trust, on behalf of Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (i) The information to be furnished by Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

                  (j) At the Closing Date, the then current prospectus and statement of additional information of Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                  (k) Prior to the Closing Date, the Acquiring Fund will have carried on no business activity and will have had no assets or liabilities other than the seed capital required by Section 14(a) of the 1940 Act.

5.       COVENANTS OF ACQUIRING FUND OR TARGET FUND OR BOTH

         5.1. Target Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that
(a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Fund's normal operations.

         5.2. Target Fund covenants that, upon reasonable notice, Acquiring Fund's officers and agents shall have reasonable access to Target Fund's books and records necessary to maintain current knowledge of Target Fund and to ensure that the representations and warranties made by Target Fund are accurate.

         5.3. Target Fund covenants to call a meeting of Target Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than June 30, 2004.

         5.4. Target Fund covenants that Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.5. Target Fund covenants that it will assist Acquiring Fund in obtaining such information as Acquiring Fund reasonably requests concerning the beneficial ownership of Target Fund shares.

         5.6. Each of Acquiring Fund and Target Fund, on behalf of itself, covenants that, subject to the provisions of this Agreement, it will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.7. Target Fund covenants that it will prepare, file with the Commission, and deliver to the Acquired Fund Shareholders in connection with such meeting, a proxy statement on Schedule 14A ("Proxy Statement") in compliance in all material respects with the provisions of the 1934 Act and the rules and regulations thereunder.

         5.8. Acquiring Fund covenants that it will provide Target Fund with information reasonably necessary for the preparation of the Proxy Statement in compliance with the 1934 Act and 1940 Act and the rules and regulations thereunder.

         5.9. Target Fund covenants that it will, from time to time, as and when reasonably requested by Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm Acquiring Fund's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

         5.10. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

         5.11. Each Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF TARGET FUND

         With respect to the Reorganization, the obligations of Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1. All representations and warranties of New Acquiring Trust, on behalf of Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

         6.2. Acquiring Fund shall have delivered to Target Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to New Acquiring Trust, on behalf of Target Fund, and dated as of the Closing Date, to the effect that the representations and warranties of New Acquiring Trust with respect to Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Target Fund shall reasonably request.

         6.3. Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Acquiring Fund on or before the Closing Date.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

         With respect to the Reorganization, the obligations of Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

         7.1. All representations and warranties of Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

         7.2. Target Fund shall have delivered to Acquiring Fund a statement of Target Fund's Assets and liabilities as of the Closing Date, certified by the Treasurer of Target Fund.

         7.3. Target Fund shall have delivered to Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of Target Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Acquiring Fund shall reasonably request.

         7.4. Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Target Fund on or before the Closing Date.

8.       FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND
TARGET FUND

         If any of the conditions set forth below have not been met on or before the Closing Date with respect to Target Fund or Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1. This Agreement and the transactions contemplated herein, with respect to Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of Target Fund in accordance with the provisions of Target Fund's Articles of Incorporation and By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to Acquiring Fund. Notwithstanding anything herein to the contrary, neither Acquiring Fund nor Target Fund may waive the conditions set forth in this section 8.1.

         8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by Acquiring Fund or Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Acquiring Fund or Target Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4. The Registration Statement with respect to Acquiring Fund Shares shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5. With respect to the Reorganization, the parties shall have received an opinion of Dechert LLP addressed to each of Acquiring Fund and Target Fund, in a form reasonably satisfactory to each such party, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to Acquiring Fund of all of the assets of Target Fund in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Target Fund, followed by the distribution of such shares to Target Fund Shareholders in exchange for their shares of Target Fund in complete liquidation of Target Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and Acquiring Fund and Target Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by Target Fund upon the transfer of all of its assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Target Fund; (iii) the basis of the assets of Target Fund in the hands of Acquiring Fund will be the same as the basis of such assets of Target Fund immediately prior to the transfer; (iv) the holding period of the assets of Target Fund in the hands of Acquiring Fund will include the period during which such assets were held by Target Fund; (v) no gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Target Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Target Fund; (vi) no gain or loss will be recognized by Target Fund Shareholders upon the receipt of Acquiring Fund Shares solely in exchange for their shares of Target Fund as part of the transaction; (vii) the basis of Acquiring Fund Shares received by Target Fund Shareholders will be the same as the basis of the shares of Target Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares received by Target Fund Shareholders will include the holding period during which the shares of Target Fund exchanged therefor were held, provided that at the time of the exchange the shares of Target Fund were held as capital assets in the hands of Target Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of New Acquiring Trust and Target Fund. Notwithstanding anything herein to the contrary, neither Acquiring Fund nor Target Fund may waive the condition set forth in this section 8.5. No opinion will be expressed by Dechert LLP, however, as to whether any gain or loss will be recognized by Target Fund or Acquiring Fund in connection with any dispositions of assets by such Fund prior to or following its Reorganization.

         8.6. Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.


9.       INDEMNIFICATION

         9.1. Acquiring Fund agrees to indemnify and hold harmless Target Fund and each of such Target Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, Target Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

         9.2. Target Fund agrees to indemnify and hold harmless Acquiring Fund and each of Acquiring Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.      FEES AND EXPENSES

         10.1. Each of New Acquiring Trust, on behalf of Acquiring Fund, and Target Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

         10.2. Voyageur Asset Management, Inc. ("Voyageur") will bear all the expenses associated with the Reorganization, except that Acquiring Fund will bear all SEC registration fees (which are currently estimated to be $_____. Any such expenses which are so borne by Voyageur will be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B.
187. Target Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization

11.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         11.1. Each Fund agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         11.2.    Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of Acquiring Fund and Target Funds in sections 9.1 and 9.2 shall survive the Closing.

12.      TERMINATION

         This Agreement may be terminated and the transactions contemplated hereby may be abandoned by any party as it relates to the transaction applicable to such party (i) by the mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before July 15, 2004, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith; or (iv) upon the resolution of either of the Board of Trustees of New Acquiring Trust or the Board of Directors of Target Fund, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to Acquiring Fund or Target Fund, respectively. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of Target Funds and any authorized officer of Acquiring Fund; provided, however, that following the meeting of Target Fund Shareholders called by Target Funds pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to Target Fund, _____, with a copy to Dechert LLP, 200 Clarendon Street, Boston, Massachusetts 02116, Attention: Joseph R. Fleming, Esq., or to Acquiring Fund, _____, with a copy to Dechert LLP, 200 Clarendon Street, Boston, Massachusetts 02116, Attention: Joseph R. Fleming, Esq., or to any other address that Target Funds or Acquiring Fund shall have last designated by notice to the other party.

15.      HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

         15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of Acquiring Fund and Target Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         15.4. Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the "Obligated Fund"), and in no event shall any other series of New Acquiring Trust or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

         15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its principles of conflicts of laws.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                                              TAMARACK FUNDS TRUST,
                                                     on behalf of Acquiring Fund


                                                     By:
                                                         -----------------------
                                                     Its:
--------------------------                               -----------------------
Secretary



Attest:                                              [BABSON FUND]


                                                     By:
                                                         -----------------------
                                                     Its:
--------------------------                               -----------------------
Secretary

                                                                      Schedule A
                                                                      ----------

                                    EXHIBIT B

                     CURRENT EXECUTIVE OFFICERS OF EACH FUND

                                                TERM OF OFFICE
NAME, ADDRESS(1)          POSITION(S) WITH      AND LENGTH OF                    PRINCIPAL OCCUPATION(S)
AND AGE                      EACH FUND           TIME SERVED                       DURING PAST 5 YEARS
==========================================================================================================================
Jennifer Lammers          President and        One year term;        Managing Director, Voyageur Asset Management (2000 to
                          Chief Executive      served since July     present); Mutual Fund Services Director, Voyageur Asset
Age: 42                   Officer              2003                  Management (2003 to present); Chief Financial Officer,
                                                                     Great Hall Investment Funds, Inc. (2001-2003);
                                                                     Compliance Officer, Great Hall Investment Funds, Inc.
                                                                     (2000-2001); Director of Finance, Voyageur Asset
                                                                     Management (2000-2003); Vice President and Manager,
                                                                     Financial Reporting, RBC Dain Rauscher (1998-2000);
                                                                     President and Chief Executive Officer(2).

Christopher J. Tomas      Treasurer, Chief     One year term;        Vice President and Finance Manager, RBC Dain Rauscher
                          Financial Officer    served since July     (2001 to present); Senior Financial Analyst, RBC Dain
Age: 33                   and Principal        2003                  Rauscher (1999-2001); Financial Analyst, RBC Dain
                          Accounting Officer                         Rauscher (1997-1999); Treasurer, Chief Financial Officer
                                                                     and Principal Accounting Officer(2).

Martin A. Cramer          Vice President,      One year term;        Legal and Regulatory Affairs Vice President, Chief
                          Assistant            twelve years of       Compliance Officer and Secretary, Jones & Babson, Inc.
Age: 53                   Secretary, Chief     service               (mutual fund management company and distributor of the
                          Compliance Officer                         Funds); Vice President, Assistant Secretary, Chief
                          and AML Compliance                         Compliance Officer and AML Compliance Officer(2); and
                          Officer                                    formerly, Vice President, Chief Compliance Officer and
                                                                     Secretary, Buffalo Fund Complex and Secretary, Gold
                                                                     Bank Funds(3).

Laura Moret               Secretary            One year term;        Vice President and Senior Associate Counsel, RBC Dain
                                               served since July     Rauscher (2002 to present); Vice President and Group
Age: 49                                        2003                  Counsel, American Express Financial Advisors
                                                                     (1995-2002); Secretary(2).

(1) The address for each officer is 60 South Sixth Street, Minneapolis, Minnesota 55402.

(2) Great Hall Investment Funds, Inc., RBC Funds, Inc., J&B Funds, Babson-Stewart Ivory International Fund, Inc., David L. Babson Growth Fund, Inc., D.L. Babson Bond Trust, D.L. Babson Money Market Fund, Inc. and Investors Mark Series Fund, Inc.

(3) The Buffalo Fund Complex consists of Buffalo Balanced Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Small Cap Fund, Inc., Buffalo USA Global Fund, Inc. and the Buffalo Funds, which is a series fund consisting of Buffalo Science & Technology Fund and Buffalo Mid Cap Fund. Gold Bank Funds is a series fund consisting of Gold Bank Equity and Gold Bank Money Market Fund.

                                    EXHIBIT C

              COMPARISON OF THE TAMARACK FUNDS TRUST AND EACH FUND

The following is a summary of certain characteristics of the operations of the Tamarack Funds Trust (the "New Trust"), a Delaware statutory trust, and each Fund, a Maryland corporation, their respective corporate governance documents and relevant state law. The following is not a complete description of the documents cited. Shareholders should refer to the provisions of such documents and state laws governing the Tamarack Funds Trust and each Fund for a more thorough description.

SHAREHOLDER LIABILITY

NEW TRUST
The Declaration of Trust of the New Trust provides that shareholders are not personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to the New Trust, the Tamarack Funds or any class of shares. In addition, shareholders have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation.

FUND
Each Fund is organized as a Maryland corporation, and as such, its shareholders generally have no personal liability for its acts or obligations.

LIABILITY OF DIRECTORS/TRUSTEES

NEW TRUST
Absent willful misfeasance, bad faith, gross negligence or reckless disregard of a Trustee's duties, a Trustee acting in such capacity shall not be personally liable to any person other than the New Trust or a beneficial owner for any act, omission or obligation of the New Trust or any Trustee. A Trustee or officer of the New Trust will be indemnified by the New Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with the defense of any proceeding in which he or she becomes involved by virtue of being or having been a Trustee or officer.

FUND
With the exception of Babson Enterprise Fund II, Inc., the Articles of Incorporation of each Fund provide that the Fund generally will indemnify any Director or officer who is a party, or is threatened to be made a party, to any action against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Director or officer in connection with such action if such Director or officer acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action, had no reasonable cause to believe his or her conduct was unlawful. Notwithstanding the foregoing, the Articles of Incorporation provide that no Director or officer will be indemnified against any liability to the Fund that such Director or officer would otherwise be subject by reason of willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of such Director's or officer's office.

The Articles of Incorporation of Babson Enterprise Fund II, Inc. provide that, to the fullest extent permitted by Maryland law, no Director of officer will have any liability to the Fund or its shareholders for money damages. The Articles of Incorporation also provide that the corporation will indemnify and advance expenses to its current and former Directors and officers to the fullest extent permitted by Maryland law. The Articles of Incorporation further state that no provision of the article regarding liability and indemnification will be effective to protect or purport to protect any Director or officer of the Fund against any liability to the Fund or its shareholders to which the Director or officer would otherwise by subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that Director's or officer's office.

INSURANCE

NEW TRUST
The Agreement and Declaration of Trust of the New Trust provides that, to the fullest extent permitted by applicable law, the officers and Trustees are entitled and have the authority to purchase with Trust property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which such Trustee or officer becomes involved by virtue of such person's capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Person against such liability under the provisions of the Article of the Agreement and Declaration of Trust regarding the limitation of liability of officers and Trustees.

FUND
The Articles of Incorporation of each Fund provide that the Fund may purchase and maintain insurance on its behalf and on behalf of any person who is or was a Director or officer of the Fund against any liability asserted against the Director or officer and incurred by the Director or officer in such capacity.

LIQUIDATION OR DISSOLUTION

Generally, in the event of the liquidation or dissolution of any of the Funds or Tamarack Funds, as the case may be, the shareholders of that Fund/Tamarack Fund are entitled to receive, when and as declared by the Board, the excess of the assets over the liabilities belonging to the Fund/Tamarack Fund. The assets so distributed to shareholders of a Fund/Tamarack Fund would be distributed among the shareholders in proportion to the number of shares of that Fund/Tamarack Fund held by them and recorded on the books of the Fund/Tamarack Fund.

NEW TRUST
The Declaration of Trust of the New Trust permits a majority of the Trustees to liquidate the New Trust, or any class or series of the New Trust, upon written notice to shareholders, without submitting the matter for shareholder approval.

FUND
Maryland law requires shareholder approval of a dissolution of a Fund. If no shares of a class or series are outstanding, a majority of the Directors may vote to liquidate such class or series without shareholder approval. Otherwise, subject to the redemption requirements contained in each Fund's Articles of Incorporation, a Fund may first redeem all of the shares outstanding of each applicable series and/or class, and then liquidate the series or class without shareholder approval.

RIGHTS OF INSPECTION

NEW TRUST
Shareholders shall have the right to inspect the New Trust's accounts, books or documents only to the extent such right is conferred by the Trustees.

FUND
Under each Fund's Articles of Incorporation, except as required by Maryland law, shareholders of the Fund have only such right to inspect their respective corporation's records, documents, accounts and books as may be authorized by resolution of the Board of Directors or of the shareholders. Maryland corporate law provides that one or more persons who together have owned at least 5% of the outstanding shares of a corporation for at least six months may, on written request, inspect the books of account and stock ledger of the corporation.

SHAREHOLDER MEETINGS

Neither the New Trust nor the Funds are required to hold annual meetings of shareholders (other than in a year in which the election of directors is required by the 1940 Act), although the New Trust and the Funds may hold special meetings at any time. With respect to the Funds, on any matters submitted to a vote of the shareholders, all shares entitled to vote are voted in the aggregate. With respect to the New Trust, on any matters submitted to a vote of the shareholders, all shares entitled to vote are voted in the aggregate, except when (1) required by the 1940 Act, shares are voted by the individual Tamarack Fund; (2) the matter involves any action that the Trustees have determined will affect only the interests of one or more Tamarack Funds, then only the shareholders of such series shall be entitled to vote thereon; and
(3) the matter involves any action that the Trustees have determined will affect only the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon.

NEW TRUST
The By-Laws for the New Trust permit special meetings of the shareholders to be called by shareholders holding at least 10% of the outstanding shares of the New Trust entitled to vote at such meeting. Shareholders may also take action in lieu of a meeting by written instrument signed by the holders of outstanding shares representing the minimum number of votes that would be necessary to authorize or take that action at a meeting.

Delaware law provides greater flexibility with regard to shareholder voting rights, quorums, and proxy requirements. The Declaration of Trust provides that 33-1/3% of the shares entitled to vote at any meeting must be present in person or by proxy to establish a proper quorum for voting purposes, unless a larger quorum is required by applicable law, by the By-Laws of the Trust, or by the Declaration of Trust. Further, when a quorum is present, a majority of votes cast shall decide any issues, and a plurality shall elect a Trustee of the New Trust, unless a larger vote is required by the governing documents or under applicable law. The effect of the quorum and voting provisions is to make it easier for the New Trust to seek appropriate shareholder approvals for many actions not related to regulatory issues without experiencing the added costs or delays of soliciting additional proxies or votes and without being disadvantaged by abstentions or broker non-votes. Delaware law also affords trustees the ability to adapt a Delaware statutory trust to future contingencies. For example, trustees have the authority to incorporate a Delaware statutory trust, to merge or consolidate a Delaware statutory trust or its series with another entity, to cause multiple series of a Delaware statutory trust to become separate trusts, to change the state of domicile or to liquidate a Delaware statutory trust, all without having to obtain a shareholder vote.

FUND
Under the By-Laws of each Fund, a special meeting of shareholders of a Fund shall be called by the President or Secretary of the Fund upon the written request of holders of shares entitled to cast not less than 10% of all the votes entitled to be cast at such meeting. Under Maryland law, no special shareholder meeting shall be called upon the request of shareholders to consider any matter that is substantially the same as a matter voted upon at any special meeting held during the preceding 12 months, unless requested by the holders of a majority of all shares entitled to be voted at such meeting. Written shareholder consents in lieu of a meeting are required to be signed by all shareholders.

Under each Fund's By-Laws, the presence in person or by proxy of the holders of a majority of the aggregate shares of stock at the time outstanding constitutes a quorum. Maryland law requires a plurality of all votes cast at a meeting at which a quorum is present to elect directors unless a corporation's Articles of Incorporation or By-Laws require a larger vote. For most other stockholder votes, Maryland law provides that a majority of all votes cast at a meeting at which a quorum is present is sufficient to approve any matter, unless the corporation's Articles of Incorporation provide otherwise. Certain other matters, such as amendments to a corporation's Articles of Incorporation, consolidations, mergers, share exchanges and transfers of assets, require the affirmative vote of two-thirds of all votes entitled to be cast on the matter for approval of the measure. However, under Maryland law, the Articles of Incorporation may include a provision that requires less than a two-thirds vote, provided that the Articles of Incorporation require at least a majority vote. Each Fund's Articles of Incorporation provide that notwithstanding any provision of Maryland law requiring more than a majority vote to approve any action, the action shall be effective if approved by the affirmative vote of the holders of a majority of the outstanding shares of common stock.

REORGANIZATION/COMBINATION TRANSACTIONS

NEW TRUST
Under the Declaration of Trust and Delaware law, the Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of a Tamarack Fund or the New Trust with another trust, series or other business organization without shareholder approval, although such approval may be separately required under the federal securities laws and rules thereunder. For example, the 1940 Act and rules thereunder may require a shareholder vote of a proposed merger involving affiliated funds under certain circumstances, such as when the merging funds have materially different advisory contracts or fundamental investment policies/restrictions.

FUND
A majority of the outstanding shares of a Fund must approve a merger of the Fund with another business organization.

AMENDMENT OF CHARTER DOCUMENT

NEW TRUST
The Trustees may generally restate, amend or otherwise supplement the Trust's governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions (such as amendments affecting shareholders' voting rights).

FUND
Each Fund's Articles of Incorporation provide that the Fund reserves the right to amend, alter, change or repeal any provision of the Articles of Incorporation, and all rights conferred upon shareholders are granted subject to this reservation. Under Maryland law, in general, amendments to the articles of incorporation of a corporation must be approved by two-thirds of all votes entitled to be cast, unless such percentage is reduced in the corporation's articles of incorporation, provided that the articles of incorporation require at least a majority vote. Each Fund's Articles of Incorporation provide that a majority of the outstanding shares of common stock will be sufficient to approve an amendment.

DERIVATIVE ACTIONS

NEW TRUST
Shareholders of the New Trust or any Tamarack Fund may not bring a derivative action to enforce the right of the New Trust or Tamarack Fund unless certain conditions are satisfied. The conditions include, among others, that (1) the complaining shareholder submit a written demand to the Board of Trustees and that demand must be refused, and (2) at least 10% of the shareholders of the New Trust or the Tamarack Fund, as applicable, join in bringing the derivative action. A shareholder of a particular Tamarack Fund is not entitled to participate in a derivative action on behalf of any other Tamarack Fund of the New Trust.

FUND
Under Maryland law, in general, shareholders may not bring a derivative action unless they have first made a demand upon the corporation to sue in its own name and the demand was refused. If the directors of a corporation improperly refuse to bring a derivative suit or if the demand upon the directors is excused, then a plaintiff generally must then make the demand upon the corporation's other shareholders before commencing suit.

                                    EXHIBIT D

      INFORMATION ON CERTAIN MATTERS ON WHICH THE TAMARACK FUNDS WILL VOTE


INVESTMENT ADVISORY AGREEMENTS

EACH FUND, WHILE IT IS THE SOLE SHAREHOLDER OF THE CORRESPONDING TAMARACK FUND, WILL APPROVE AN INVESTMENT ADVISORY AGREEMENT THAT IS SUBSTANTIALLY THE SAME AS THE EXISTING INVESTMENT ADVISORY AGREEMENT FOR EACH OF THE FUNDS, EXCEPT AS NOTED BELOW. THE CURRENT INVESTMENT ADVISORY AGREEMENT IS REFERRED TO HEREIN AS THE "CURRENT ADVISORY AGREEMENT." THE NEW INVESTMENT ADVISORY AGREEMENT IS REFERRED TO HEREIN AS THE "NEW ADVISORY AGREEMENT."

THE TERMS OF THE NEW ADVISORY AGREEMENT

GENERALLY. The principal terms of the New Advisory Agreement, including the advisory fee provisions, are the same as those of the Current Advisory Agreement, except for the dates of execution and termination. Other changes have been made to the New Advisory Agreement to provide that each Fund pays its advisory fees monthly in arrears, rather than daily, as provided by the Current Advisory Agreement and to make minor editorial revisions. As noted above, there will be no change in rate of advisory fees charged to your Fund or in the types of advisory services required to be provided to your Fund. Under the New Advisory Agreement, Voyageur will provide investment advisory services with respect to each Tamarack Fund.

VOYAGEUR'S RESPONSIBILITIES. The New Advisory Agreement provides that Voyageur will make investments for the account of each Fund in accordance with Voyageur's best judgment and within the investment objectives and policies/restrictions set forth in the registration statements applicable to the Funds, the 1940 Act and the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), relating to regulated investment companies, subject to policy decisions adopted by the Board. Voyageur will determine the securities to be purchased or sold by each Fund and will place orders with broker-dealers pursuant to its determinations. Voyageur will also comply with all reasonable requests of the Fund for information.

AGGREGATION AND ALLOCATION OF TRADES BY VOYAGEUR. On occasions when Voyageur deems the purchase or sale of a security to be in the best interest of a Fund as well as other customers, the New Advisory Agreement permits Voyageur, to the extent permitted by applicable law, to aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Voyageur also may purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Voyageur in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund involved and to such other customers.

EXPENSES OF THE FUND. The New Advisory Agreement provides that the Fund will be responsible for all of its expenses and liabilities, including: (1) compensation of the Directors who are not affiliated with Voyageur, the Funds' administrator, distributor, or any of their affiliates; (2) taxes and governmental fees; (3) interest charges; (4) fees and expenses of the Fund's independent accountants and legal counsel; (5) trade association membership dues; (6) fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Funds); (7) fees and expenses of any administrator, transfer agent, fund accountant or dividend paying agent of the Fund; (8) expenses of any plan adopted with respect to the Funds pursuant to Rule 12b-1 under the 1940 Act; (9) shareholder servicing expenses; (10) expenses of issuing, redeeming, registering and qualifying for sale shares of common stock in the Fund; (11) expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; (12) the cost of office supplies, including stationery;
(13) travel expenses of all officers, Directors and employees; (14) insurance premiums; (15) brokerage and other expenses of executing portfolio transactions;
(16) expenses of shareholders' meetings; (17) organizational expenses; and

(18) extraordinary expenses.

LIMITATION OF LIABILITY OF VOYAGEUR. Pursuant to the New Advisory Agreement, Voyageur will give the Fund the benefit of Voyageur's best judgment and efforts in rendering investment advisory services. The New Advisory Agreement states that Voyageur will not be liable under the New Advisory Agreement for any mistake in judgment or in any other event whatsoever, provided that nothing in the New Advisory Agreement will be deemed to protect or purport to protect Voyageur against any liability to the Fund or its shareholders to which Voyageur would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of Voyageur's duties under the New Advisory Agreement or by reason of Voyageur's reckless disregard of its obligations and duties under the New Advisory Agreement.

COMPENSATION PAID TO VOYAGEUR. The New Advisory Agreement provides that for Voyageur's provision of investment advisory services, each Fund will pay Voyageur a monthly fee on the first business day of each month at the annual rates set forth in EXHIBIT E to this Proxy Statement. The fee rate payable by each Fund pursuant to the New Advisory Agreement is the same as that Fund's rate payable under the Current Advisory Agreement. Each Fund's advisory fees are subject to reduction pursuant to an Expense Limitation Agreement to maintain each Fund's total expenses at those rates that were in effect on May 1, 2003 until May 1, 2005.

TERM AND TERMINATION. The New Advisory Agreement also provides that it will continue in effect as to a Fund only if its continuance as to that Fund is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a majority of the Board, and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the Fund's Directors who are not parties to the New Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The New Advisory Agreement also provides that it may be terminated with respect to a Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the entire Board on 60 days' written notice to Voyageur, or by Voyageur on 60 days' written notice to the Fund. The New Advisory Agreement provides that it will terminate automatically in the event of its assignment (as defined in the 1940 Act).

NON-EXCLUSIVITY. The New Advisory Agreement further provides that nothing contained in the New Advisory Agreement will limit the freedom of Voyageur or any affiliated person of Voyageur to engage in any other business or to devote time and attention to the management or other aspects of any other business or to render services of any kind to any other corporation, firm, individual or association.

GOVERNING LAW. Finally, the New Advisory Agreement provides that it will be construed in accordance with the laws of the State of Minnesota provided that nothing in the New Advisory Agreement will be construed in a manner inconsistent with the 1940 Act.

INVESTMENT SUB-ADVISORY AGREEMENTS

EACH OF BABSON ENTERPRISE FUND, INC., BABSON ENTERPRISE FUND II, INC., BABSON VALUE FUND, INC., AND SHADOW STOCK FUND, INC., WHILE IT IS THE SOLE SHAREHOLDER OF THE CORRESPONDING TAMARACK FUND, WILL APPROVE AN INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN VOYAGEUR AND DAVID L. BABSON THAT IS SUBSTANTIALLY THE SAME AS THE EXISTING INVESTMENT SUB-ADVISORY AGREEMENT FOR EACH OF THE FUNDS, EXCEPT AS NOTED BELOW. THE CURRENT INVESTMENT SUB-ADVISORY AGREEMENT IS REFERRED TO HEREIN AS THE "CURRENT INVESTMENT COUNSEL AGREEMENT." THE NEW INVESTMENT SUB-ADVISORY AGREEMENT IS REFERRED TO HEREIN AS THE "NEW INVESTMENT COUNSEL AGREEMENT."

CURRENT INVESTMENT COUNSEL AGREEMENTS. The Current Investment Counsel Agreements between Voyageur and David L. Babson provide for David L. Babson to provide research, analysis, advice and recommendations with respect to the purchase or sale of securities and the making of investment commitments for each Fund. Voyageur pays David L. Babson a sub-advisory fee with respect to each Fund at the annual rates set forth in EXHIBIT E to this Proxy Statement. The Current Investment Counsel Agreements also provide that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, David L. Babson shall not be liable for error of judgment or losses related to its sub-advisory services to the Funds. Voyageur is permitted under the Current Investment Counsel Agreements to terminate the Agreements upon 60 days notice.

Under the Current Investment Counsel Agreements, the Funds are granted an exclusive license to use the Babson name. However, in the event that shareholders, the Board, Voyageur, or its successor in interest, elects to terminate David L. Babson as sub-advisor to a Fund, David L. Babson has the right to withdraw the right of that Fund to use the Babson name and that Fund is no longer authorized to use the Babson name. Under the Current Investment Counsel Agreements, in the event that David L. Babson resigns as sub-advisor to a Fund (except Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc. or Babson Value Fund, Inc.), that Fund may only continue to use the Babson name for a year. In addition, David L. Babson would not be restricted from using the name for another SEC-registered mutual fund after two years.

The Current Investment Counsel Agreements contain a provision that gives David
L. Babson the right to withdraw the right of a Fund to use the Babson name and mandates that the Fund promptly cease using the Babson name in the event that shareholders, the Board, Voyageur, or its successor in interest, elects to:

     (1) terminate David L. Babson as sub-advisor to any of Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc. or Babson Value Fund, Inc., or

     (2) remove the Babson name from the name of any of Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc. or Babson Value Fund, Inc.

Since the same provision was approved by shareholders of all of the Babson Funds, the effect of the provision described above, therefore, is that if David
L. Babson is terminated from Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc. or Babson Value Fund, Inc., or if the Babson name is removed from the name of any one of these three Funds, then David L. Babson has the right to withdraw the use of the name from all Funds.

Each Fund's Board approved the Current Investment Counsel Agreements on [     ].
All of the Current Investment Counsel Agreements are dated [     ] and were last
approved by shareholders on [     ], in connection with a change in control of
Jones & Babson, Inc.

NEW INVESTMENT COUNSEL AGREEMENTS. Each of the New Investment Counsel Agreements is substantially similar to the Current Investment Counsel Agreements, with the exception of effectiveness and termination dates [and the removal of the provisions related to the use of the Babson name].

                                    EXHIBIT E

         INFORMATION REGARDING CERTAIN PAYMENTS TO JONES & BABSON, INC.
                       AND DAVID L. BABSON & COMPANY INC.

The following table provides the amounts paid by each Fund to J&B under previous Management Agreements (in effect until April 30, 2003) and the Current Advisory Agreements (in effect from May 1, 2003) during the Fund's most recent fiscal year, as well as the annual fee rate of each Fund under the Current Advisory Agreements.

FEES PAID TO J&B UNDER THE MANAGEMENT AND ADVISORY AGREEMENTS

                                                                        ADVISORY FEES
                                                                     RECEIVED BY J&B FOR
                                           ADVISORY FEES RECEIVED   THE FISCAL YEAR ENDED
                                           BY J&B FOR THE FISCAL      JUNE 30, 2003 AS A
                                                 YEAR ENDED         PERCENTAGE OF AVERAGE
                                              JUNE 30, 2003(1)          NET ASSETS(1)          APPLICABLE FEE RATE(1)
==========================================================================================================================
Babson Enterprise Fund, Inc.                            $2,154,000           1.06%          1.40% of the first $30
                                                                                            million of average daily net
                                                                                            assets;

                                                                                            0.90% of amounts in excess
                                                                                            of $30 million.


Babson Enterprise Fund II, Inc.                           $644,000           1.28%          1.40% of the first $30
                                                                                            million of average daily net
                                                                                            assets;

                                                                                            0.90% of amounts in excess
                                                                                            of $30 million.


Babson Value Fund, Inc.                                 $3,411,000           0.93%          0.85% of average daily net
                                                                                            assets


D.L. Babson Tax-Free Income                               $355,000           0.93%          0.85% of average daily net
    Fund, Inc.                                                                              assets


Shadow Stock Fund, Inc.                                   $822,000           0.98%          0.90% of average daily net
                                                                                            assets

--------------------------
(1) Prior to May 1, 2003, the Funds paid J&B a unified fee for advisory and non-advisory services rendered to the Funds. Each Fund's advisory fee is subject to reduction pursuant to an expense limitation agreement to limit the each Fund's total operating expenses as follows until May 1, 2005: for Babson Enterprise Fund, Inc., 1.06%; for Babson Enterprise II Fund, Inc., 1.28%; for Babson Value Fund,

Inc., 0.93%; for D.L. Babson Tax-Free Income Fund, Inc., 0.93%; and for Shadow Stock Fund, Inc. 0.98%. The expense limitation agreement will be extended to the corresponding Tamarack Funds until May 1, 2005.

OTHER FEES PAID TO J&B

For the period May 1, 2003 to June 30, 2003, the Funds paid J&B $[ ] pursuant to the Administrative Services Agreement between the Fund and J&B.

FEES PAID TO DAVID L. BABSON UNDER THE INVESTMENT COUNSEL AGREEMENTS

The following table provides the amounts paid by Voyageur to David L. Babson under the previous Investment Counsel Agreements (in effect until April 30,
2003) and the Current Investment Counsel Agreements (in effect from May 1, 2003) between Voyageur and David L. Babson with respect to each Fund during the Fund's most recent fiscal year, as well as David L. Babson's sub-advisory fee rate under the Current Investment Counsel Agreements.

                                                                      SUB-ADVISORY FEES
                                                                     PAID BY J&B TO DAVID
                                           SUB-ADVISORY FEES PAID     L. BABSON FOR THE
                                                 BY J&B TO            FISCAL YEAR ENDED
                                          DAVID L. BABSON FOR THE     JUNE 30, 2003 AS A
                                             FISCAL YEAR ENDED      PERCENTAGE OF AVERAGE
                                               JUNE 30, 2003              NET ASSETS             APPLICABLE FEE RATE
========================================= ========================= ======================= ==============================
Babson Enterprise Fund, Inc.                            $1,078,518           [    ]%        0.70% of the first $30
                                                                                            million of average daily net
                                                                                            assets;

                                                                                            0.50% of amounts in excess
                                                                                            of $30 million.


Babson Enterprise Fund II, Inc.                           $311,590           [    ]%        0.70% of the first $30
                                                                                            million of average daily net
                                                                                            assets;

                                                                                            0.50% of amounts in excess
                                                                                            of $30 million.


Babson Value Fund, Inc.                                 $1,279,539           [    ]%        0.35% of average daily net
                                                                                            assets


D.L. Babson Tax-Free Income                                $95,240           [    ]%        0.25% of average daily net
    Fund, Inc.                                                                              assets


Shadow Stock Fund, Inc.                                   $209,230           [    ]%        0.25% of average daily net
                                                                                            assets

                                    EXHIBIT F

                 OTHER INVESTMENT COMPANIES ADVISED BY VOYAGEUR

Voyageur acts as advisor to the following funds that have investment objectives similar to the Funds:

------------------------------- ---------------------------- ------------------- ------------------- ------------------------
NAME OF FUND                    INVESTMENT OBJECTIVE         NET ASSETS          VOYAGEUR'S ROLE     RATE OF COMPENSATION
                                                             (AS OF OCT. 31,
                                                             2003)
------------------------------- ---------------------------- ------------------- ------------------- ------------------------
RBC Government Income Fund      Relatively high current             $23,793,707  investment advisor     0.30% (not waived or
                                income consistent with                                                    otherwise reduced)
                                relative stability of
                                principal and safety.
------------------------------- ---------------------------- ------------------- ------------------- ------------------------
RBC Large Cap Equity  Fund      Long-term capital                   $42,342,419  investment advisor     0.70% (not waived or
                                appreciation.                                                             otherwise reduced)
------------------------------- ---------------------------- ------------------- ------------------- ------------------------
RBC Mid Cap Equity  Fund        Long-term capital                  $168,756,989  investment advisor     0.70% (not waived or
                                appreciation.                                                             otherwise reduced)
------------------------------- ---------------------------- ------------------- ------------------- ------------------------
RBC North Carolina Tax-Free     High current income that            $22,585,688  investment advisor     0.35% (not waived or
Bond Fund                       is free from both federal                                                 otherwise reduced)
                                income tax and North
                                Carolina personal income
                                tax, together with
                                relative safety with
                                principal.
------------------------------- ---------------------------- ------------------- ------------------- ------------------------
RBC Quality Income Fund         Current income and capital          $39,453,944  investment advisor     0.60% (not waived or
                                appreciation.                                                             otherwise reduced)
------------------------------- ---------------------------- ------------------- ------------------- ------------------------
RBC Small Cap Equity  Fund      Long-term capital                   $19,831,191  investment advisor     0.70% (not waived or
                                appreciation.                                                             otherwise reduced)
------------------------------- ---------------------------- ------------------- ------------------- ------------------------
J& B Small-Cap International    Long-term growth of                  $4,119,993  investment advisor                 1.45%(1)
Fund                            capital.
------------------------------- ---------------------------- ------------------- ------------------- ------------------------
Delaware Core Equity Fund       Long-term capital                   $28,381,284  investment            0.325% (not waived or
                                appreciation.                                    sub-advisor              otherwise reduced)
------------------------------- ---------------------------- ------------------- ------------------- ------------------------

--------------
(1) Voyageur has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the J&B Small-Cap International Fund (which includes other expenses in addition to management fees) to 1.60% through May 1, 2005.

                                    EXHIBIT G

   PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF VOYAGEUR ASSET MANAGEMENT INC.
                       AND DAVID L. BABSON & COMPANY INC.



     VOYAGEUR ASSET MANAGEMENT INC.

     NAME AND ADDRESS*                      PRINCIPAL OCCUPATION
     ===========================================================================
     John G. Taft                           Chief Executive Officer and Director

     Lisa Ferris                            Director

     Raye C. Kanzenbach                     Senior Managing Director; Senior
                                            Portfolio Manager

     ----------
     *  The address for each officer and director is 90 South
        Seventh Street, Suite 4300, Minneapolis, Minnesota 55402.



     DAVID L. BABSON & COMPANY INC.

     NAME AND ADDRESS*                      PRINCIPAL OCCUPATION
     ===========================================================================
     Stuart H. Reese                        Director, Chairman, Chief Executive
                                            Officer and President

     William H. Glavin, Jr.                 Director, Chief Operating Officer
                                            and Chief Compliance Officer

     Kevin W. McClintock                    Director and Managing Director

     Roger W. Crandall                      Director and Managing Director

     Robert Ligouri                         Director

     Kenneth L. Hargreaves                  Managing Director

     Efrem Marder                           Managing Director

     James E. Masur                         Managing Director and Chief
                                            Financial Officer

     ----------
     *  The address for each officer and director is One Memorial
        Drive, Cambridge, Massachusetts, 02142.

                                    EXHIBIT H


              CURRENT FUNDAMENTAL INVESTMENT POLICIES/RESTRICTIONS

The Funds are currently subject to the following fundamental investment policies/restrictions:

BABSON ENTERPRISE FUND, INC.; BABSON ENTERPRISE FUND II, INC.; AND SHADOW STOCK FUND, INC.

Babson Enterprise Fund, Babson Enterprise Fund II and Shadow Stock Fund will not: (1) purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer;
(2) engage in the purchase or sale of real estate or commodities or, with respect to Enterprise Fund II, futures contracts; (3) underwrite the securities of other issuers; (4) make loans to any of its officers, directors, or employees, or to its manager, or general distributor, or officers or directors thereof; (5) make loans to other persons, except by the purchase of debt obligations which are permitted under its investment policy; (6) invest in companies for the purpose of exercising control of management; (7) purchase securities on margin or sell securities short; (8) purchase shares of other investment companies except in the open market at ordinary broker's commission, but not in excess of 5% of the Fund's assets, or pursuant to a plan of merger or consolidation; (9) invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which including predecessors, have not had at least three years' continuous operations nor invest more than 25% of the Fund's assets in any one industry; (10) enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors or any organization in which such persons have a financial interest except for transactions in the Fund's own shares or other securities through brokerage practices which are considered normal and generally accepted under circumstances existing at the time; (11) purchase or retain securities of any company in which any Fund officers or directors, or Fund manager, its partner, officer, or director beneficially owns more than 1/2 of 1% of said company's securities, if all such persons owning more than 1/2 of 1% of such company's securities own in the aggregate more than 5% of the outstanding securities of such company; (12) borrow or pledge its credit under normal circumstances, except up to 10% of its gross assets (computed at the lower of fair market value or cost) for temporary or emergency purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of 5% of the total assets of the Fund shall have asset coverage of at least 3 to 1; (13) make itself or its assets liable for the indebtedness of others; (14) invest in securities which are assessable or involve unlimited liability; or (15) issue senior securities except for those investment procedures permissible under the Fund's other policies/restrictions.

BABSON VALUE FUND, INC.

Babson Value Fund will not: (1) purchase the securities of any one issuer, except the United States government, if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer; (2) engage in the purchase or sale of real estate or commodities; (3) underwrite the securities of other issuers; (4) make loans to any of its officers, directors, or employees, or to its manager, or general distributor, or officers or directors thereof; (5) make any loan (the purchase of a security subject to a repurchase agreement or the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan); (6) invest in companies for the purpose of exercising control of management; (7) purchase securities on margin or sell securities short; (8) purchase shares of other investment companies except in the open market at ordinary broker's commission, pursuant to a plan of merger or consolidation; (9) invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which including predecessors, have not had at least three years' continuous operations; (10) enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors or any organization in which such persons have a financial interest except for transactions in the Fund's own shares or other securities through brokerage practices which are considered normal and generally accepted under circumstances existing at the time; (11) purchase or retain securities of any company in which any Fund officers or directors, or Fund manager, its partner, officer, or director beneficially owns more than 1/2 of 1% of said company's securities, if all such persons owning more than 1/2 of 1% of such company's securities own in the aggregate more than 5% of the outstanding securities of such company; (12) borrow or pledge its credit under normal circumstances except up to 10% of its gross assets (computed at the lower of fair market value or cost) for temporary or emergency purposes, and not for the purpose of leveraging its investments, and provided further that any borrowing in excess of 5% of the total assets of the Fund shall have asset coverage of at least 3 to 1; (13) make itself or its assets liable for the indebtedness of others; or (14) invest in securities which are assessable or involve unlimited liability.

D.L. BABSON TAX-FREE INCOME FUND, INC.

D.L. Babson Tax-Free Income Fund will not: (1) invest in equity securities or securities convertible into equities; (2) purchase more than 10% of the outstanding publicly issued debt obligations of any issuer; (3) borrow money except for temporary emergency purposes, and then only in an amount not exceeding 10% of the value of the total assets of the Fund; (4) mortgage, pledge or hypothecate the assets of the Fund to an extent greater than 10% of the value of the net assets of the Fund; (5) issue senior securities, as defined in the Investment Company Act of 1940, as amended; (6) underwrite any issue of securities; (7) purchase or sell real estate, but this shall not prevent investment in municipal bonds secured by real estate; (8) make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed; (9) purchase securities on margin or sell short;
(10) purchase or retain securities of an issuer if to the knowledge of the Fund's management those directors of the Fund, each of whom owns more than 1/2 of 1% of such securities, together own more than 5% of the securities of such issuer; (11) purchase or sell commodities or commodity contracts; (12) invest in put, call, straddle or special options; (13) purchase securities of any issuer (except the U.S. government, its agencies and instrumentalities, and any municipal bond guaranteed by the U.S. government) in the Fund if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; for purposes of this limitation, "issuer" will be based on a determination of the source of assets and revenues committed to meeting interest and principal payments of each security, and a government entity which guarantees the securities issued by another entity is also considered an issuer of that security; (14) invest in companies for the purpose of exercising control; (15) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets;
(16) invest more than 5% of the value of its total assets at the time of investment in the securities of any issuer or issuers which have records of less than three years continuous operation, including the operation of any predecessor, but this limitation does not apply to securities issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities.

                                    EXHIBIT I


                  PRINCIPAL INVESTMENT OBJECTIVE FOR EACH FUND

-------------------------------------------- -------------------------------------------------------------------------
FUND                                         OBJECTIVE
-------------------------------------------- -------------------------------------------------------------------------

-------------------------------------------- -------------------------------------------------------------------------
BABSON ENTERPRISE FUND                       Long-term growth of capital.
BABSON ENTERPRISE FUND II
SHADOW STOCK FUND
-------------------------------------------- -------------------------------------------------------------------------

-------------------------------------------- -------------------------------------------------------------------------
BABSON VALUE FUND                            Long-term growth of capital and income.
-------------------------------------------- -------------------------------------------------------------------------

-------------------------------------------- -------------------------------------------------------------------------
BABSON TAX-FREE INCOME FUND                  Providing the highest level of regular income exempt from federal income tax consistent with stated quality and maturity standards.
-------------------------------------------- -------------------------------------------------------------------------


                           GENERAL INVESTMENT POLICIES

-------------------------------------------- -------------------------------------------------------------------------
FUND                                         GENERAL INVESTMENT POLICY(1)
-------------------------------------------- -------------------------------------------------------------------------

-------------------------------------------- -------------------------------------------------------------------------
BABSON ENTERPRISE FUND                       This Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small, faster-growing companies (referred to as micro-cap).  The small companies primarily selected for the Fund will have market capitalization (share price multiplied by outstanding shares) at time of purchase that is below the dollar-weighted median market capitalization of companies in the
                                             Russell 2000 index.  The Advisor presently expects to limit this amount to between $15 million and $500 million in market capitalization at time of purchase.

                                             The fund selects companies whose stocks are selling at prices it believes are reasonable in relation to the company's fundamental financial characteristics and business prospects. The primary valuation ratios used are:
                                                  o     price relative to earnings
                                                  o     price relative to sales
                                                  o     price relative to assets as measured by book value
                                                  o     price relative to cash flow
-------------------------------------------- -------------------------------------------------------------------------
BABSON ENTERPRISE FUND II                    This Fund invests in substantially the same manner as Babson Enterprise
                                             Fund with the exception that it targets slightly larger companies.  The
                                             Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small, faster growing companies worth between $250 million and $1 billion in market capitalization at the time of initial purchase. The Fund generally invests in stocks listed on national or regional
-------------------------------------------- -------------------------------------------------------------------------

--------
(1) In the current prospectus for each Fund, the General Investment Policy described above is referred to as the Fund's Principal Investment Strategy.

-------------------------------------------- -------------------------------------------------------------------------
                                             exchanges or listed over-the-counter (on NASDAQ) with prices quoted daily in the financial press.
-------------------------------------------- -------------------------------------------------------------------------

-------------------------------------------- -------------------------------------------------------------------------
SHADOW STOCK FUND                            This Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in small company stocks called "Shadow Stocks." These stocks combine the characteristics of "small stocks" and "neglected stocks." The Fund defines "small stocks"
                                             as those stocks of companies that have market capitalization at the time of initial purchase of between $20 million and the capitalization that marks the point between the 8th and 9th deciles of the New York Stock
                                             Exchange (the "upper limit") and that have annual net profits of at least
                                             $1 million for the three most recent fiscal years. The Fund defines
                                             "neglected stocks" as those that are least held by institutional investors (on average) and are subject to below average coverage by analysts and newsletters. It is estimated that the Shadow Stock Fund will generally contain between 200 and 300 shadow stocks at any one time in proportions approximating the market capitalizations of the various companies when compared to each other. Rather than constantly purchasing and selling stocks for short-term re-balancing, the Fund performs a detailed re-balancing twice per year.

                                             The Fund screens "small and neglected stocks" and will not buy a stock or will sell a part or all of a stock it owns, if the Advisor believes:
                                                  o      that the financial condition of the company is in jeopardy
                                                  o      that liquidity is insufficient
                                                  o      that total acquisition costs are unreasonably high
                                                  o      that the stock is selling for less than $5 per share (stock will not be sold for this reason alone but additional stock will not be bought below $4 per share and will be sold at
                                                         the semi-annual re-balancing if the stock is selling below $4 per share)

                                             The Fund will also sell stocks based on:
                                                  o      potential negative earnings
                                                  o      tenders or potential mergers
                                                  o      not meeting criteria for "neglected stocks" for three
                                                         semi-annual evaluations
                                                  o      not meeting criteria for "small stocks" by having market
                                                         capitalization below $10 million or above twice the "upper limit"

-------------------------------------------- -------------------------------------------------------------------------

-------------------------------------------- -------------------------------------------------------------------------
BABSON VALUE FUND                            This Fund invests at least 90% of its net assets, plus any borrowings for investment purposes, in common stocks that are considered to be undervalued in relation to earnings, dividends and/or assets. The Fund invests, at time of initial purchase, in stocks that meet each of the following criteria:
-------------------------------------------- -------------------------------------------------------------------------

-------------------------------------------- -------------------------------------------------------------------------
                                                  o     stocks that the Fund considers to be undervalued based on
                                                        their earnings, dividends and/or assets or other widely
                                                        recognized stock valuation measurements
                                                  o     stocks of companies the Fund believes are sound businesses with good future potential based on their fundamental
                                                        characteristics
                                                  o     stocks of companies with an investment quality rating (growth and stability of earnings and dividends) of "B-" or better by
                                                        Standard & Poor's Rating Group ("S&P(R)") or financial
                                                        strength rating of "B" or better by ValueLine
                                                  o     stocks of any price range that may or may not be paying
                                                        current dividends

-------------------------------------------- -------------------------------------------------------------------------
BABSON TAX-FREE INCOME FUND                  This Fund intends to offer shares substantially exempt from federal income tax. The Fund will have an expected weighted average maturity between ten and twenty-five years with maturities being longer than five years at time of purchase. The Fund may invest at time of purchase:
                                                  o     at least 80% of its net assets, plus any borrowings for
                                                        investment purposes, in municipal securities, such as bonds and other debt instruments issued by or on behalf of states, territories and possessions of the United States, including their subdivisions, authorities, agencies and instrumentalities and the interest they pay is expected to be exempt from
                                                        federal income tax and any alternative minimum tax;
                                                  o     at least 90% of the municipal bonds bought will be rated
                                                        within the three top rating categories of Moody's (Aaa, Aa or
                                                        A) or Standard & Poor's(R) (AAA, AA or A);
                                                  o     investments in short-term municipal obligations and notes will be (1) backed by the full faith and credit of the United
                                                        States; or (2) rated MIG-1, MIG-2 or MIG-3 by Moody's; or
                                                        (3) A-1 or A-2 by Standard & Poor's(R); or (4) if unrated
                                                        short-term then the issuer's long-term bond rating must be at least A as determined by Moody's or Standard & Poor's(R); and,
                                                  o     in cash or short-term money market obligations (including
                                                        taxable money market obligations on a temporary basis) that are rated at the top two categories (A-1/Prime-1 or
                                                        A-2/Prime-2).
-------------------------------------------- -------------------------------------------------------------------------

                                    EXHIBIT J


                       PRINCIPAL SHAREHOLDERS OF THE FUNDS

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. As of [DATE] the following person(s) owned of record or were known by the Funds to own beneficially 5% or more of any class of the Funds' shares.

                                                                              AMOUNT AND NATURE        PERCENTAGE OF
NAME OF FUND AND CLASS                                                          OF BENEFICIAL               CLASS
                                                 NAME AND ADDRESS                 OWNERSHIP             OUTSTANDING
                                                                                                             (%)
================================================ ======================== ========================== ====================
Babson Enterprise Fund, Inc.

Babson Enterprise Fund II, Inc.

Babson Value Fund, Inc.

D.L. Babson Tax-Free Income Fund, Inc.

Shadow Stock Fund, Inc.

         [FORM OF PROXY CARD FOR D.L. BABSON TAX-FREE INCOME FUND, INC.]



            The shares represented by a properly executed proxy card
                  will be voted as specified on the proxy card.


D.L. BABSON TAX-FREE INCOME                 THIS PROXY IS SOLICITED ON BEHALF OF
FUND, INC. (THE "FUND")                     THE BOARD OF DIRECTORS
                                            SPECIAL MEETING OF SHAREHOLDERS
                                            MARCH 15, 2004 - 9:00 A.M. CENTRAL
                                            TIME (THE "MEETING")

The undersigned appoints Jennifer Lammers, Laura Moret, Christopher J. Tomas and Martin A. Cramer, and each of them individually with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Fund held by the undersigned on January 15, 2004, at the Meeting, to be held at the offices of RBC Dain Rauscher Corporation, 60 South Sixth Street, Minneapolis, Minnesota, on March 15, 2004 at 9 a.m. Central Time and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the Meeting are revoked. The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated [EFFECTIVE DATE].

                                                PLEASE VOTE, DATE AND SIGN,
                                              AND PROMPTLY RETURN THIS PROXY
                                                   CARD IN THE ENCLOSED
                                                    ENVELOPE PROVIDED.

                                            Dated: ____________________________

                                            ___________________________________

                                            ___________________________________
                                            (Signature)       (SIGN IN THE BOX)

                                            Please sign exactly as your name or
                                            names appear to the left. When
                                            shares are held by joint tenants,
                                            both should sign. When signing as
                                            attorney, executor, administrator,
                                            trustee, guardian or in any other
                                            representative capacity, please
                                            give full title as such. If signing
                                            for a corporation, please sign in
                                            full corporate name by authorized
                                            person. If a partnership, please
                                            sign in partnership name by
                                            authorized person.

PLEASE FILL IN BOXES AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.    [X]
PLEASE DO NOT USE FINE POINT PENS. IF NO SPECIFICATION IS MADE, THE SHARES
WILL BE VOTED "FOR" ALL ITEMS, AS APPLICABLE.

                                                                                    FOR             WITHHOLD              FOR ALL
                                                                                    ALL               ALL                 EXCEPT
1.    To approve the election of the following individuals to the board of
directors of the Fund: (01) T. Geron Bell, (02) Lucy Hancock Bode, (03)             [ ]              [ ]                    [ ]
Leslie H. Garner, Jr., (04) Ronald James, (05) Michael T. Lee, (06) John
A. MacDonald, (07) H. David Rybolt, (08) James R. Seward, and (09) Jay H.
Wein.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, MARK THE
BOX "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE
BELOW.)

----------------------------------------------------------------------------


                                                                                    FOR            AGAINST               ABSTAIN
2.    To approve an Agreement and Plan of Reorganization, pursuant to which         [ ]              [ ]                    [ ]
the Fund would be reorganized as a separate portfolio of the Tamarack
Funds Trust, a newly-created Delaware statutory trust.


                                                                                    FOR            AGAINST               ABSTAIN
3.    To approve the modification/reclassification of certain fundamental investment restrictions

  Modification of policies that must remain fundamental:
    3.A  Diversification                                                           [ ]               [ ]                   [ ]
    3.B  Borrowing                                                                 [ ]               [ ]                   [ ]
    3.C  Senior Securities                                                         [ ]               [ ]                   [ ]
    3.D  Underwriting Securities                                                   [ ]               [ ]                   [ ]
    3.E  Real Estate                                                               [ ]               [ ]                   [ ]
    3.F  Making Loans                                                              [ ]               [ ]                   [ ]
    3.G  Concentration of Investments                                              [ ]               [ ]                   [ ]
    3.H  Commodities                                                               [ ]               [ ]                   [ ]

  Reclassification of certain fundamental investment restrictions as non-fundamental:

    3.I  Investments for Control                                                   [ ]               [ ]                   [ ]
    3.J  Investments in Other Investment Companies                                 [ ]               [ ]                   [ ]
    3.K  Margin Activities and Short Selling                                       [ ]               [ ]                   [ ]
    3.L  Unseasoned Companies                                                      [ ]               [ ]                   [ ]
    3.M  Investments in Securities of Related Issuers                              [ ]               [ ]                   [ ]
    3.R  Pledging, Mortgaging and Hypothecating Fund Assets                        [ ]               [ ]                   [ ]
    3.S  Investments in Options                                                    [ ]               [ ]                   [ ]
    3.T  Investments in Equity Securities                                          [ ]               [ ]                   [ ]
    3.U  Investments in Publicly Issued Debt Obligations.                          [ ]               [ ]                   [ ]


                                                                                   FOR             AGAINST               ABSTAIN
4.    To approve the reclassification of the Fund's general investment             [ ]               [ ]                   [ ]
policies as non-fundamental policies.


                                                                                   FOR             AGAINST               ABSTAIN
5.    To ratify the selection of Deloitte & Touche LLP as the independent          [ ]               [ ]                   [ ]
auditors of the Fund for the current fiscal year.


     THE PERSONS NAMED AS PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS
                            OR POSTPONEMENTS THEREOF



                        (PLEASE SIGN AND DATE ON REVERSE)

                             [FORM OF PROXY CARD FOR
          BABSON ENTERPRISE FUND, INC., BABSON ENTERPRISE FUND II, INC.
              BABSON VALUE FUND, INC. AND SHADOW STOCK FUND, INC.]



            The shares represented by a properly executed proxy card
                 will be voted as specified on the proxy card.


[NAME OF FUND] (THE "FUND")              THIS PROXY IS SOLICITED ON BEHALF OF
                                         THE BOARD OF DIRECTORS
                                         SPECIAL MEETING OF SHAREHOLDERS
                                         MARCH 15, 2004 - 9:00 A.M. CENTRAL TIME
                                         (THE "MEETING")

The undersigned appoints Jennifer Lammers, Laura Moret, Christopher J. Tomas and Martin A. Cramer, and each of them individually with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the Fund held by the undersigned on January 15, 2004, at the Meeting, to be held at the offices of RBC Dain Rauscher Corporation, 60 South Sixth Street, Minneapolis, Minnesota, on March 15, 2004 at 9 a.m. Central Time and at any adjournment thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the Meeting are revoked. The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated [EFFECTIVE DATE].

                                             PLEASE VOTE, DATE AND SIGN,
                                           AND PROMPTLY RETURN THIS PROXY
                                                CARD IN THE ENCLOSED
                                                 ENVELOPE PROVIDED.

                                         Dated: _______________________________

                                         ______________________________________

                                         ______________________________________
                                         (Signature)          (SIGN IN THE BOX)

                                         Please sign exactly as your name or
                                         names appear to the left. When shares
                                         are held by joint tenants, both should
                                         sign. When signing as attorney,
                                         executor, administrator, trustee,
                                         guardian or in any other representative
                                         capacity, please give full title as
                                         such. If signing for a corporation,
                                         please sign in full corporate name by
                                         authorized person. If a partnership,
                                         please sign in partnership name by
                                         authorized person.

PLEASE FILL IN BOXES AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.   [X]
PLEASE DO NOT USE FINE POINT PENS. IF NO SPECIFICATION IS MADE, THE SHARES
WILL BE VOTED "FOR" ALL ITEMS, AS APPLICABLE.

                                                                                    FOR             WITHHOLD              FOR ALL
                                                                                    ALL               ALL                 EXCEPT
1.    To approve the election of the following individuals to the board of
directors of the Fund: (01) T. Geron Bell, (02) Lucy Hancock Bode, (03)             [ ]               [ ]                   [ ]
Leslie H. Garner, Jr., (04) Ronald James, (05) Michael T. Lee, (06) John
A. MacDonald, (07) H. David Rybolt, (08) James R. Seward, and (09) Jay H.
Wein.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, MARK THE
BOX "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE
BELOW.)

-----------------------------------------------------------------------------


                                                                                    FOR             AGAINST               ABSTAIN
2.    To approve an Agreement and Plan of Reorganization, pursuant to which         [ ]              [ ]                    [ ]
the Fund would be reorganized as a separate portfolio of the Tamarack
Funds Trust, a newly-created Delaware statutory trust.


                                                                                    FOR             AGAINST               ABSTAIN
3.    To approve the modification/reclassification of certain fundamental investment restrictions

  Modification of policies that must remain fundamental:
    3.A  Diversification                                                            [ ]               [ ]                   [ ]
    3.B  Borrowing                                                                  [ ]               [ ]                   [ ]
    3.C  Senior Securities                                                          [ ]               [ ]                   [ ]
    3.D  Underwriting Securities                                                    [ ]               [ ]                   [ ]
    3.E  Real Estate                                                                [ ]               [ ]                   [ ]
    3.F  Making Loans                                                               [ ]               [ ]                   [ ]
    3.G  Concentration of Investments                                               [ ]               [ ]                   [ ]
    3.H  Commodities                                                                [ ]               [ ]                   [ ]

  Reclassification of certain fundamental investment restrictions as non-fundamental:




    3.I  Investments for Control                                                    [ ]               [ ]                   [ ]
    3.J  Investments in Other Investment Companies                                  [ ]               [ ]                   [ ]
    3.K  Margin Activities and Short Selling                                        [ ]               [ ]                   [ ]
    3.L  Unseasoned Companies                                                       [ ]               [ ]                   [ ]
    3.M  Investments in Securities of Related Issuers                               [ ]               [ ]                   [ ]
    3.N  Making Loans to Related Parties                                            [ ]               [ ]                   [ ]
    3.O  Entering into Dealings with Related Parties                                [ ]               [ ]                   [ ]
    3.P  Liability for Debt of Others                                               [ ]               [ ]                   [ ]
    3.Q  Investments in Assessable or Unlimited Liability Securities.               [ ]               [ ]                   [ ]


                                                                                    FOR             AGAINST               ABSTAIN
4.    To approve the reclassification of the Fund's general investment              [ ]               [ ]                   [ ]
policies as non-fundamental policies.


                                                                                    FOR             AGAINST               ABSTAIN
5.    To ratify the selection of Deloitte & Touche LLP as the independent           [ ]               [ ]                   [ ]
auditors of the Fund for the current fiscal year.

     THE PERSONS NAMED AS PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS
                            OR POSTPONEMENTS THEREOF



                        (PLEASE SIGN AND DATE ON REVERSE)